                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                            INVESTORS FUND SERIES
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                              THOMAS F. MCDONOUGH
--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                                                October   , 1998

                             INVESTORS FUND SERIES
                                 IMPORTANT NEWS
                          FOR KEMPER FUND SHAREHOLDERS

     While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting your Fund that will be the subject of a shareholder vote.

                          Q & A: QUESTIONS AND ANSWERS

Q:  WHAT IS HAPPENING?

A: Zurich Insurance Company ("Zurich"), which is the majority owner of your Fund's investment manager, Scudder Kemper Investments, Inc. ("Scudder Kemper"), has combined its businesses with the financial services businesses of B.A.T Industries p.l.c. ("B.A.T"). The resulting company, Zurich Financial Services ("Zurich Financial Services"), has become Zurich's parent company. Although this transaction will have virtually no effect on the operations of Scudder Kemper or your Fund, we are asking the Fund's shareholders to approve a new investment management agreement to assure that there is no interruption in the services Scudder Kemper provides to your Fund. The following pages give you additional information about Zurich Financial Services, the new investment management agreement and certain other matters. THE BOARD MEMBERS OF YOUR FUND, INCLUDING THOSE WHO ARE NOT AFFILIATED WITH THE FUND, SCUDDER KEMPER OR ZURICH, RECOMMEND THAT YOU VOTE FOR APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT.

Q:  WHY AM I BEING ASKED TO VOTE ON THE NEW INVESTMENT MANAGEMENT AGREEMENT?

A: As a result of the Zurich-B.A.T transaction, the former shareholders of B.A.T indirectly own a 43% interest in Zurich through a new holding company, Allied Zurich p.l.c. This change in ownership of Zurich may be deemed to have caused a "change in control" of Scudder Kemper, even though Scudder Kemper's operations will not change as a result. The Investment Company Act of 1940, which regulates investment companies such as your Fund, requires that fund shareholders approve a new investment management agreement whenever there is a change in control of a fund's investment manager (even in the most technical sense). Pursuant to an exemptive order issued by the Securities and Exchange Commission, your Fund entered into a new investment management agreement, subject to receipt of shareholder approval within 150 days. Accordingly, we are seeking shareholder approval of the new investment management agreement with your Fund.

Q:  HOW WILL THE ZURICH-B.A.T TRANSACTION AFFECT ME AS A FUND SHAREHOLDER?

A: We do not expect the transaction to affect you as a Fund shareholder. Your Fund and your Fund's investment objectives will not change as a result of the transaction. You will still own the same shares in the same Fund. The new investment management agreement is substantially identical to the former investment management agreement, except for the dates of execution and termination. Similarly, the other service arrangements between your Fund and Scudder Kemper or affiliates of Scudder Kemper will not be affected by the transaction. If shareholders do not approve the new investment management agreement, the agreement will terminate and the Board Members of your Fund will take such action as they deem to be in the best interests of your Fund and its shareholders.

Q:  WILL THE INVESTMENT MANAGEMENT FEES INCREASE?

A: No, the investment management fee rates paid by your Fund will remain the same.

Q:  WHAT OTHER MATTERS AM I BEING ASKED TO VOTE ON?

A: Shareholders of certain Funds are being asked to vote for approval of a new sub-advisory agreement on the same terms as the former sub-advisory agreement. In addition, in order to save your Fund the expense of a subsequent meeting, a vote is also being sought for the modification or elimination of certain policies and the elimination of the shareholder voting requirement as to certain other matters, in order to simplify and modernize matters relating to the Fund's policies and objective(s).

Q:  HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?

A: After careful consideration, the Board Members of your Fund, including those who are not affiliated with the Fund, Scudder Kemper or Zurich, recommend that you vote FOR the Proposals on the enclosed proxy card(s).

Q:  WILL THE FUND PAY FOR THIS PROXY SOLICITATION?

A:  No, Zurich or its affiliates will bear these costs.

Q:  WHOM DO I CALL FOR MORE INFORMATION?

A: Please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-733-8481, ext. 429.

                             INVESTORS FUND SERIES

                           222 South Riverside Plaza
                            Chicago, Illinois 60606

                                                                October   , 1998

Dear Shareholders:

     Zurich Insurance Company, the majority owner of Scudder Kemper Investments, Inc., has combined its businesses with the financial services businesses of B.A.T Industries p.l.c. The resulting company, Zurich Financial Services, has become the parent company of Zurich and the majority owner of Scudder Kemper. As a result of this transaction, we are asking the shareholders of each of the funds for which Scudder Kemper acts as investment manager, including your Fund, to approve a new investment management agreement with Scudder Kemper.

     The Zurich-B.A.T transaction should not affect you as a Fund shareholder. Your Fund shares will not change, the advisory fee rates and expenses paid by your Fund will not increase and the investment objectives of your Fund will remain the same.

     Shareholders are also being asked to approve certain other matters that have been set forth in the Notice of Meeting. AFTER CAREFUL REVIEW, THE MEMBERS OF YOUR FUND'S BOARD HAVE APPROVED THE NEW INVESTMENT MANAGEMENT AGREEMENT. THE BOARD MEMBERS OF YOUR FUND BELIEVE THAT EACH OF THE PROPOSALS SET FORTH IN THE NOTICE OF MEETING FOR YOUR FUND IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR ALL PROPOSALS.

     Because all of the funds for which Scudder Kemper acts as investment manager are holding shareholder meetings, if you own shares of more than one fund, you will receive more than one proxy card. Please sign and return each proxy card you receive.

     Your vote is important. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. If we do not receive your executed proxy card(s) after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote.

Respectfully,

/s/ Mark S. Casady
Mark S. Casady
President

WE URGE YOU TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

                             INVESTORS FUND SERIES

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

     Please take notice that a Special Meeting of Shareholders (the "Special Meeting") of each portfolio that is listed on Appendix 1 to the Proxy Statement (each such portfolio is referred to herein as a "Fund" and, collectively, the "Funds") of Investors Fund Series (the "Trust") will be held at the offices of Scudder Kemper Investments, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110, on December 16, 1998, at 11:00 a.m., Eastern time, for the following purposes:

        PROPOSAL 1:    To approve a new investment management agreement for each
                       Fund with Scudder Kemper Investments, Inc.;

        PROPOSAL 2:    (For shareholders of KGIP, KIP, KDFSP and KDHRP only) to
                       approve a new subadvisory agreement for each Fund with either Scudder Investments (U.K.) Limited or Dreman Value
                       Management, L.L.C.; and

        PROPOSAL 3:    To modify or eliminate certain policies and to eliminate
                       the shareholder approval requirement as to certain other matters.

     The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments thereof.

     Holders of record of shares of each Fund at the close of business on September 22, 1998 are entitled to vote at the Special Meeting and at any adjournments thereof.

     In the event that the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Special Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the concerned Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposals and will vote against any such adjournment those proxies to be voted against the Proposals.

                                              By Order of the Board of Trustees,

                                                   [PHILIP J. COLLORA SIGNATURE]
                                                               Philip J. Collora
                                                                       Secretary

October   , 1998

IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE SPECIAL MEETING. IF YOU CAN ATTEND THE SPECIAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                             INVESTORS FUND SERIES

                           222 South Riverside Plaza
                            Chicago, Illinois 60606

                                PROXY STATEMENT

GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Investors Fund Series (the "Trust") for use at the Special Meeting of Shareholders of the portfolios of the Trust that are listed on Appendix 1 hereto (each such portfolio is referred to herein as a "Fund" and, collectively, the "Funds"), to be held at the offices of Scudder Kemper Investments, Inc. ("Scudder Kemper"), 13th Floor, Two International Place, Boston, Massachusetts 02110, on December 16, 1998 at 11:00 a.m., Eastern time, and at any and all adjournments thereof (the "Special Meeting").

     In the descriptions of the Proposals below, the various Funds of the Trust are referred to by the acronyms listed in Appendix 1. The word "fund" is sometimes used to mean investment companies or series thereof in general, and not the Funds whose proxy statement this is. In addition, in this Proxy Statement, for simplicity, actions are described as being taken by a Fund that is a series of the Trust, although all actions are actually taken by the Trust on behalf of the applicable series.

     This Proxy Statement, the Notice of Special Meeting and the proxy cards are first being mailed to shareholders on or about October 19, 1998 or as soon as practicable thereafter. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Funds, c/o Scudder Kemper Investments, Inc., at 222 South Riverside Plaza, Chicago, Illinois 60606) or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposals referred to in the Proxy Statement.

     The presence at any shareholders' meeting, in person or by proxy, of the holders of the holders of 30% of the shares of a Fund entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Special Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal that did not receive the vote necessary for its passage or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the concerned Fund's shares present in person or by proxy at the

Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

     Each Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of a Fund. The term "majority of the outstanding voting securities," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of each Fund present at the meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (2) more than 50% of the outstanding voting securities of each Fund.

     Abstentions will have the effect of a "no" vote on each Proposal. Broker non-votes will have the effect of a "no" vote on each Proposal, each of which requires the approval of a specified percentage of the outstanding shares of each Fund, if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding voting securities of the Fund. Broker non-votes will not constitute "yes" or "no" votes, and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Fund present at the Special Meeting with respect to each Proposal.

     Shares of the Funds are offered only to insurance companies (each an "Insurance Company") to fund benefits under their variable annuity contracts and variable life insurance policies (each a "Contract"). Accordingly, as of the Record Date (as defined below), shares of each of the Funds were held by separate accounts, or sub-accounts thereof, of various Insurance Companies. These shares are owned by the Insurance Companies as depositors for their respective Contracts issued to individual contract holders or to a group (e.g., a defined benefit plan) in which individuals participate (collectively, "Participants"). Under the terms of the Contracts, Participants have the right to instruct the Insurance Companies on how to vote the shares related to their interests through their Contracts (i.e., pass-through voting). An Insurance Company must vote the shares of the Funds held in its name as directed. If an Insurance Company does not receive voting instructions for all of the shares of a particular Fund held under the Contracts, it may vote all of the shares in the relevant separate accounts with respect to each proposal on which it is entitled to vote, for, against or abstaining, in the same proportion as the shares of that Fund for which it has received instructions (i.e., echo voting). The group Participants of some group Contracts may have the right to direct the vote, with respect to each proposal on which they are entitled to vote, for all shares of a particular Fund held under the Contract, for, against or abstaining, in the same proportions as shares for which instructions have been given under the same Contract. This Proxy Statement is used to solicit instructions from Participants for voting shares of the Funds as well as for soliciting proxies from the Insurance Companies, the actual shareholders of the Funds. All persons entitled to direct the voting of shares, whether or not they are shareholders, will be described as voting for purposes of this Proxy Statement.

     Shareholders of each Fund will vote separately with respect to each Proposal.

     Holders of record of the shares of each Fund at the close of business on September 22, 1998 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Special Meeting. The table provided in Appendix 2 hereto sets forth the number of shares outstanding for each Fund as of June 30, 1998.

     Appendix 3 sets forth the beneficial owners of at least 5% of a Fund's shares. To the best of the Trust's knowledge, as of June 30, 1998, no person owned beneficially more than 5% of any Fund's outstanding shares, except as stated in Appendix 3.

     Appendix 4 hereto sets forth the number of shares of each Fund owned directly or beneficially by the Trustees of the Board.

     Each Fund provides periodic reports to all of its shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for each Fund and a copy of any more recent semi-annual report, without
charge, by calling                or writing the Fund, c/o Scudder Kemper
Investments, Inc., at 222 South Riverside Plaza, Chicago, Illinois 60606.

                          PROPOSAL 1: APPROVAL OF NEW
                        INVESTMENT MANAGEMENT AGREEMENT

INTRODUCTION

     Scudder Kemper acts as the investment manager to each Fund pursuant to investment management agreements entered into by each Fund and Scudder Kemper. The investment management agreement in effect between each Fund and Scudder Kemper prior to the consummation of the transaction between Zurich Insurance Company ("Zurich") and B.A.T Industries p.l.c. ("B.A.T") (the "Zurich-B.A.T Transaction" or the "Transaction"), which is described below, is referred to in this Proxy Statement as a "Former Investment Management Agreement," collectively, the "Former Investment Management Agreements." The investment management agreement currently in effect between each Fund and Scudder Kemper, which is also described below, was executed as of the consummation of the Zurich-B.A.T Transaction and is referred to in this Proxy Statement as a "New Investment Management Agreement," collectively, the "New Investment Management Agreements" and, together with the Former Investment Management Agreements, the "Investment Management Agreements." (Scudder Kemper is sometimes referred to in this Proxy Statement as the "Investment Manager.")

     The information set forth in this Proxy Statement and the accompanying materials concerning the Transaction, Scudder Kemper, Zurich, B.A.T and their respective affiliates has been provided to the Funds by Scudder Kemper based upon information that Scudder Kemper received from Zurich and its affiliates.

     On June 26, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") entered into an agreement with Zurich pursuant to which Scudder and Zurich agreed to form an alliance. On December 31, 1997, Zurich acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc. ("Kemper"), a Zurich subsidiary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. The transaction between Scudder and Zurich (the "Scudder-Zurich Transaction") resulted in the termination of each Fund's investment management agreement with Kemper. Consequently, the Former Investment Management Agreement between each Fund and Scudder Kemper was approved by the Trust's Board and by each Fund's shareholders.

     The Zurich-B.A.T Transaction. On December 22, 1997, Zurich and B.A.T entered into a definitive agreement (the "Merger Agreement") pursuant to which businesses of Zurich (including Zurich's almost 70% ownership interest in Scudder Kemper) were to be combined with the financial services businesses of B.A.T. On October 12, 1997, Zurich and B.A.T had confirmed that they were engaged in discussions concerning a possible business combination; on October 16, 1997, Zurich and B.A.T announced that they had entered into an Agreement in Principle, dated as of October 15, 1997 (the "Agreement in Principle"), to merge B.A.T's financial services businesses with Zurich's businesses. The Merger Agreement superseded the Agreement in Principle.

     In order to effect this combination, Zurich and B.A.T first reorganized their respective operations. Zurich became a subsidiary of a new Swiss holding company, Zurich Allied AG, and Zurich shareholders became Zurich Allied AG shareholders. At the same time, B.A.T separated its financial services business from its tobacco-related businesses by spinning off to its shareholders a new British company, Allied Zurich p.l.c., which held B.A.T's financial services businesses.

     Zurich Allied AG then contributed its interest in Zurich, and Allied Zurich p.l.c. contributed the B.A.T financial services businesses, to a jointly owned company, Zurich Financial Services ("Zurich Financial Services"), in each case in exchange for shares of Zurich Financial Services. These transactions were completed on September 7, 1998. As a result, upon the completion of the Transaction, the former Zurich shareholders became the owners (through Zurich Allied AG) of 57% of the voting stock of Zurich Financial Services, and former B.A.T shareholders initially became the owners (through Allied Zurich p.l.c.) of 43% of the voting stock of Zurich Financial Services. Zurich Financial Services now owns Zurich and the financial services businesses previously owned by B.A.T.

     Below is a simplified chart showing the corporate structure of Zurich Financial Services after these transactions:

                              [SCUDDER FLOW CHART]

     Corporate Governance. At the closing of the Zurich-B.A.T Transaction, the parties entered into a Governing Agreement that establishes the corporate governance structure for Zurich Allied AG, Allied Zurich p.l.c. and Zurich Financial Services.

     The Board of Directors of Zurich Financial Services consists of ten members, five of whom were initially selected by Zurich and five by B.A.T. Mr. Rolf Huppi, Zurich's Chairman and Chief Executive Officer, became Chairman and Chief Executive Officer of Zurich Financial Services. In addition to his vote by virtue of his position on the Board of Directors, as Chairman, Mr. Huppi will have a tie-breaking vote on all matters except recommendations of the Audit Committee, recommendations of the Remuneration Committee in respect of the remuneration of the Chairman and the CEO, appointment and removal of the Chairman and CEO, appointments to the Nominations, Audit and Remuneration Committees and nominations to the Board of Directors not made through the Nominations Committee.

     The Group Management Board of Zurich Financial Services has been given responsibility by the Board of Directors for the executive management of Zurich Financial Services and has wide authority for such purpose. Of the 11 initial members of the Group Management Board, eight were members of the Corporate Executive Board of Zurich (including Mr. Edmond D. Villani, CEO of Scudder Kemper, who is responsible for Global Asset Management for Zurich Financial Services), and three were B.A.T executives.

     The Board of Directors of Zurich Allied AG initially consists of 11 members, eight of whom were Zurich directors and three of whom were proposed by B.A.T. The Board of Directors of Allied Zurich p.l.c. also initially consists of 11 members, eight of whom were B.A.T directors and three of whom were proposed by Zurich. The parties have agreed that, as soon as possible, the Boards of Directors of Zurich Financial Services, Zurich Allied AG and Allied Zurich p.l.c. will have identical membership.

     Shareholder resolutions of Zurich Financial Services in general require approval by at least 58% of all shares outstanding.

     The Governing Agreement also contains provisions relating to dividend equalization and provisions intended to ensure equal treatment of Zurich Allied AG and Allied Zurich p.l.c. shareholders in the event of a takeover bid for either company.

     The B.A.T financial services businesses, which, since the closing of the Transaction, are owned by Zurich Financial Services, include: the Farmers Group of Insurance companies; the Eagle Star Insurance business, primarily in the U.K.; Allied-Dunbar, one of the leading U.K. unit-linked life insurance and pensions companies; and Threadneedle Asset Management, which was formed initially to manage the investment assets of Eagle Star and Allied-Dunbar, and which, at December 31, 1997, had $58.8 billion under management. Overall, at year-end 1997, the financial services businesses of B.A.T had $79 billion in assets under management, including $18 billion in third party assets.

     Zurich has informed the Funds that the financial services businesses of B.A.T do not include any of B.A.T's tobacco businesses and that, after careful review, Zurich has concluded that the tobacco-related liabilities connected with

B.A.T's tobacco business should not adversely affect Zurich or the present Zurich subsidiaries, including Scudder Kemper.

     Governance arrangements that were put in place at the time of the acquisition of Zurich's 70% interest in Scudder Kemper (which are discussed below under "Investment Manager") remain unaffected by the Transaction. These arrangements preclude the making of certain major decisions affecting Scudder Kemper without the approval of Scudder Kemper directors elected by the non-Zurich shareholders of Scudder Kemper.

     Consummation of the Zurich-B.A.T Transaction may be deemed to have constituted an "assignment," as that term is defined in the 1940 Act, of each Fund's Former Investment Management Agreement with Scudder Kemper. As required by the 1940 Act, each of the Former Investment Management Agreements provided for its automatic termination in the event of its assignment. Accordingly, a New Investment Management Agreement between each Fund and Scudder Kemper was approved by the Board members of each Fund and is now being proposed for approval by shareholders of each Fund. Scudder Kemper has received an exemptive order from the Securities and Exchange Commission (the "SEC" or the "Commission") permitting each Fund to obtain shareholder approval of its New Investment Management Agreement within 150 days after the consummation of the Transaction, which occurred on September 7, 1998 (and, consequently, within 150 days after the termination of its Former Investment Management Agreement), instead of before the consummation of the Transaction. Pursuant to the exemptive order, each Fund's investment management fees are being held in escrow until the earlier of shareholder approval of the Fund's New Investment Management Agreement or the expiration of the 150 day period. A copy of the master form of the New Investment Management Agreement is attached hereto as Exhibit A. THE NEW INVESTMENT MANAGEMENT AGREEMENT FOR EACH FUND IS SUBSTANTIALLY IDENTICAL TO THE CORRESPONDING FORMER INVESTMENT MANAGEMENT AGREEMENT, EXCEPT FOR THE DATES OF EXECUTION AND TERMINATION. In addition, the portfolio managers for each Fund will not change as a result of the Transaction. The material terms of the Investment Management Agreements are described under "Description of the Investment Management Agreement" below.

BOARD'S RECOMMENDATION

     On July 17, 1998, the Board of the Trust met and the Board members of the Trust, including the Board Members who are not parties to such agreement or "interested persons" (as defined under the 1940 Act) (the "Non-Interested Trustees" or "Non-Interested Board members") of any such party, voted to approve the New Investment Management Agreements and to recommend approval to the shareholders of each applicable Fund.

     For information about the Board's deliberations and the reasons for their recommendation, please see "Board's Evaluation" below.

BOARD'S EVALUATION

     The Board met on July 17, 1998 to consider the Transaction and its effects on the Funds. The Board met with senior management personnel of Scudder Kemper. The Board had the assistance of legal counsel, who prepared among other things, an analysis of the Board's fiduciary obligations. As a result of its review and consideration of the Transaction and the proposed new investment management agreement, the Board voted unanimously to approve the applicable New Investment Management Agreement and to recommend it to the shareholders of the respective Fund for their approval.

     In connection with its review, Scudder Kemper represented to the Board that: the Transaction will have no effect on the operational management of any Fund; the Transaction will not result in any change in the management or operations of Scudder Kemper; there will not be any increase in the advisory fee or any change in any other provision, other than the term, of any Investment Management Agreement as a result of the Transaction; the Transaction will not adversely affect Scudder Kemper's financial condition; and the Transaction should expand Scudder Kemper's global asset management capabilities and enhance Scudder Kemper's research capabilities, particularly with respect to the United Kingdom and Europe.

     In connection with its deliberations, the Board obtained certain assurances from Zurich, including the following:

     - Zurich has provided to the Board such information as is reasonably necessary to evaluate the New Investment Management and other agreements.

     - Zurich looks upon Scudder Kemper as the core of Zurich's global asset management strategy. With that focus, Zurich will devote to Scudder Kemper and its affairs all attention and resources that are necessary to provide for the Funds top quality investment management, shareholder, administrative and product distribution services.

     - The Transaction will not result in any change in any Fund's investment objectives or policies.

     - The Transaction will not result in any change in the management or operations of Scudder Kemper or its subsidiaries.

     - The Transaction is not expected to result in any adverse change in the investment management or operations of any Fund; and Zurich neither plans nor proposes, for the foreseeable future, to make any material change in the manner in which investment advisory services or other services are rendered to any Fund which has the potential to have a material adverse effect upon the Fund.

     - Zurich is committed to the continuance, without interruption, of services to the Funds of the type and quality currently provided by Scudder Kemper and its subsidiaries, or superior thereto.

     - Zurich plans to maintain or enhance Scudder Kemper's facilities and organization.

     - In order to retain and attract key personnel, Zurich intends for Scudder Kemper to maintain overall compensation policies and practices at market levels or better.

     - Zurich intends to maintain the distinct brand identity of the Kemper and Scudder Funds and is committed to strengthening and enhancing both brands and the distribution channels for both families of Funds, while maintaining their separate brand identity.

     - Zurich will promptly advise the Board of decisions materially affecting the Scudder Kemper organization as they relate to a Fund. Neither this, nor any of the other above commitments will be altered by Zurich without the Board's prior consideration.

     Zurich assured the Board that it intends to comply with Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment adviser to an investment company or any of the investment adviser's affiliated persons (as defined under the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be "interested persons" of the investment company's investment adviser or its predecessor adviser. On or prior to the consummation of the Transaction, the Board was in compliance with this provision of Section 15(f). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). Zurich has advised the Board that it is not aware of any expenses or implied term, condition, arrangement or understanding that would impose an "unfair burden" on the Funds as a result of the Transaction. Zurich has agreed that it, and its affiliates, will take no action that would have the effect of imposing an "unfair burden" on the Funds as a result of the Transaction. In furtherance thereof, Zurich has undertaken to pay the costs of preparing and distributing proxy materials to and of holding the meetings of the Funds' shareholders as well as other fees and expenses in connection with the Transaction, including the fees and expenses of legal counsel to the Funds and the Non-Interested Board members.

     The Board also considered whether tobacco-related liability connected with B.A.T's tobacco business could adversely affect the Adviser and the services provided to the Fund. (See "Corporate Governance" in the "Introduction" above.)

     In evaluating the New Investment Management Agreements, the Board took into account that the fees and expenses payable by each Fund under its New Investment Management Agreement are the same as under its Former Investment Management Agreement, that the services provided to each Fund are the same and that the other terms are, except for the dates of execution and termination, substantially similar. The Board also took into consideration that the portfolio managers and research personnel would continue their functions with Scudder Kemper after the Transaction. The Board noted that, in previously approving the Former Investment Management Agreements, the Board had considered a number of factors, including the nature and quality of services provided by Scudder Kemper; investment performance, both that of each Fund itself and relative to that of competitive investment companies; investment management fees and expense ratios of each Fund and competitive investment companies; Scudder Kemper's profitability from managing each Fund; fall-out benefits to Scudder Kemper from its relationship to each Fund, including revenues derived from services provided to the Fund by affiliates of Scudder Kemper; and the potential benefits to Scudder Kemper and to each Fund and its shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

     The Board discussed the Transaction with the senior management of Scudder Kemper and Zurich and among themselves. The Board considered that Zurich is a large, well-established company with substantial resources, and, as noted above, has undertaken to devote such resources to Scudder Kemper as are necessary to provide the Funds with top quality services.

     As a result of their review and consideration of the Transaction and the New Investment Management Agreements, at their meeting the Board of the Trust voted to approve the New Investment Management Agreements and to recommend their approval to the shareholders of each Fund.

DESCRIPTION OF THE INVESTMENT MANAGEMENT AGREEMENT

     Except as disclosed below, all Former and New Investment Management Agreements are substantially identical. Under the Investment Management Agreements, Scudder Kemper provides each Fund with continuing investment management services. The Investment Manager also determines which securities should be purchased, held, or sold, and what portion of each Fund's assets should be held uninvested, subject to the Trust's Charter, By-Laws, investment policies and restrictions, the provisions of the 1940 Act, and such policies and instructions as the Trustees may have determined.

     Each Investment Management Agreement provides that the Investment Manager will provide portfolio management services, place portfolio transactions in accordance with policies expressed in each Fund's registration statement, pay each Fund's office rent, and render significant administrative services on behalf of each Fund (not otherwise provided by third parties) necessary for each Fund's operating as an open-end investment company, including, but not limited to, preparing reports to and meeting materials for the Trust's Board and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of various third-party and affiliated service providers to each Fund (such as each Fund's transfer and pricing agents, fund accounting agent, custodian, accountants and others) and other persons in any capacity deemed necessary or desirable to Fund operations; preparing and making filings with the SEC and other regulatory and self-regulatory organizations, including but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by each Fund's transfer agent; assisting in the preparation and filing of each Fund's federal, state and local tax returns; preparing and filing each Fund's federal excise tax returns pursuant to Section 4982 of the Internal Revenue Code of 1986, as amended; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining or causing to be maintained for each Fund all books, records and reports and any other information required under the 1940 Act, to the extent such books, records and reports and other information are not maintained by each Fund's custodian or other agents of each Fund; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting issues that may arise with respect to each Fund's operations and consulting with each Fund's independent accountants, legal counsel and other agents as necessary in connection therewith; establishing and monitoring each Fund's operating expense budgets; reviewing each Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting each Fund in determining the amount of dividends and distributions available to be paid by each Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Trust's Board.

     Under each Investment Management Agreement, each Fund is responsible for other expenses, including organizational expenses (including out-of-pocket expenses, but not including the Investment Manager's overhead or employee costs); brokers' commissions or other costs of acquiring or disposing of any portfolio securities of each Fund; legal, auditing and accounting expenses; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; taxes and governmental fees; the fees and expenses of each Fund's transfer agent; expenses of preparing share certificates and any other expenses, including clerical expenses, of issuance, offering, distribution, sale, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of Non-Interested Trustees; the cost of printing and distributing reports, notices and dividends to current shareholders; and the fees and expenses of each Fund's custodians, subcustodians, accounting agent, dividend disbursing agents and registrars. Each Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of each Fund. Each Fund is also responsible for expenses of shareholders' and other meetings and its expenses incurred in connection with litigation and the legal obligation it may have to indemnify officers and Trustees of the Trust with respect thereto. Each Fund is also responsible for the maintenance of books and records which are required to be maintained by each Fund's custodian or other agents of each Trust; telephone, telex, facsimile, postage and other communications expenses; any fees, dues and expenses incurred by each Fund in connection with membership in investment company trade organizations; expenses of printing and mailing prospectuses and statements of additional information of each Fund and supplements thereto to current shareholders; costs of stationery; fees payable to the Investment Manager and to any other Fund advisors or consultants; expenses relating to investor and public relations; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of each Fund's portfolio securities; and other expenses.

     The Investment Manager is responsible for the payment of the compensation and expenses of all Trustees, officers and executive employees of each Fund (including each Fund's share of payroll taxes) affiliated with the Investment Manager and making available, without expense to each Fund, the services of such Trustees, officers and employees as may duly be elected officers of each Trust, subject to their individual consent to serve and to any limitations imposed by law. Each Fund is responsible for the fees and expenses (specifically including travel expenses relating to Fund business) of Trustees not affiliated with the Investment Manager. Under each Investment Management Agreement, the Investment Manager also pays each Fund's share of payroll taxes. During each Fund's most recent fiscal year, no compensation, direct or otherwise (other than through fees paid to the Investment Manager), was paid or became payable by each Trust to any of its officers or Trustees who were affiliated with the Investment Manager.

     In return for the services provided by the Investment Manager as investment manager and the expenses it assumes under each Investment Management Agreement, each Fund pays the Investment Manager a management fee which is accrued daily and payable monthly. The management fee rate for each Fund under the Investment Management Agreements is set forth in Appendix 5 hereto. As of the end of each Fund's last fiscal year, each Fund, except Kemper-Dreman High Return Equity Portfolio, Kemper-Dreman Financial Services Portfolio, Kemper Global Blue Chip Portfolio and Kemper International Growth and Income Portfolio, each of which did not commence operations until May 1, 1998, had net assets and paid an aggregate management fee to the Investment Manager during such period as also set forth in Appendix 5 hereto.

     Each Investment Management Agreement further provides that the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard by the Investment Manager of its obligations and duties under such agreement. Each Investment Management Agreement also provides that purchase and sale opportunities, which are suitable for more than one client of the Investment Manager, will be allocated by the Investment Manager in an equitable manner. Lastly, each Investment Management Agreement contains a provision stating that it supersedes all prior agreements.

     Each Investment Management Agreement may be terminated without penalty upon sixty (60) days' written notice by either party. Each Fund may agree to terminate its Investment Management Agreement either by the vote of a majority of the outstanding voting securities of the Fund, or by a vote of the Board. Each Investment Management Agreement may also be terminated at any time without penalty by the vote of a majority of the outstanding voting securities of the Fund or by a vote of the Board if a court establishes that the Investment Manager or any of its officers or directors has taken any action resulting in a breach of the Investment Manager's covenants under the Investment Management Agreement. As stated above, each Investment Management Agreement automatically terminates in the event of its assignment.

     Scudder Kemper or one of its predecessors has acted as the Investment Manager for each Fund as of the date set forth in the table in Appendix 6 hereto. Also shown in Appendix 6 is the date of each Former Investment Management Agreement, the date when each Former Investment Management Agreement was last approved by the shareholders of each Fund, the date when each New Investment Management Agreement was last approved by the Trustees and the date to which each New Investment Management Agreement was last continued. Each Former Investment Management Agreement was last submitted to shareholders (or, in some cases, to a Fund's sole shareholder) prior to its becoming effective, as required by the 1940 Act, in connection with the Scudder-Zurich Transaction.

THE NEW INVESTMENT MANAGEMENT AGREEMENT

     The New Investment Management Agreement for each Fund, which is currently in effect, is dated the date of the consummation of the Transaction, which occurred on September 7, 1998. Each New Investment Management Agreement was to be in effect for an initial term ending on April 1, 1999, and to be continued thereafter from year to year only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" of each Fund, or by the Board and, in either event, the vote of a majority of the Non-Interested Trustees, cast in person at a meeting called for such purpose. At a meeting held on September 22, 1998, the Board, including a majority of the Non-Interested Trustees, approved the continuance of each New Investment Management Agreement through September 30, 1999. In the event that shareholders of a Fund do not approve the New Investment Management Agreement, it will terminate. In such event, the Board will take such action as it deems to be in the best interests of the Fund and its shareholders.

DIFFERENCES BETWEEN THE FORMER AND NEW INVESTMENT MANAGEMENT AGREEMENT

     The New Investment Management Agreements are substantially identical to the Former Investment Management Agreements, except for the dates of execution and termination.

INVESTMENT MANAGER

     Scudder Kemper, which resulted from the combination of the businesses of Scudder and Kemper, an indirect subsidiary of Zurich, in connection with the Scudder-Zurich Transaction, is one of the largest and most experienced investment counsel firms in the United States. Scudder was established in 1919 as a partnership and was restructured as a Delaware corporation in 1985. Scudder launched its first fund in 1928. Kemper launched its first fund in 1948. Since December 31, 1997, Scudder Kemper has served as investment adviser to both Scudder and Kemper funds. As of August 31, 1998, Scudder Kemper has more than $241.1 billion in assets under management. The principal source of Scudder Kemper's income is professional fees received from providing continuing investment advice. Scudder Kemper provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.

     Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office (and the home offices of Zurich Financial Services and Zurich Allied AG) is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world.

Zurich owns approximately 70% of the Investment Manager, with the balance owned by the Investment Manager's officers and employees.

     As stated above, Scudder Kemper is a Delaware corporation. Rolf Huppi* is the Chairman of the Board and Director, Edmond D. Villani(#) is the President, Chief Executive Officer and Director, Stephen R. Beckwith(#) is the Treasurer and Chief Financial Officer, Kathryn L. Quirk(#) is the General Counsel, Chief Compliance Officer and Secretary, Lynn S. Birdsong(#) is a Corporate Vice President and Director, Cornelia M. Small(#) is a Corporate Vice President and Director, and Laurence Cheng* is a Director of the Investment Manager. The principal occupation of each of Edmond D. Villani, Stephen R. Beckwith, Kathryn
L. Quirk, Lynn S. Birdsong and Cornelia M. Small is serving as a Managing Director of the Investment Manager; the principal occupation of Rolf Huppi is serving as an officer of Zurich; the principal occupation of Laurence Cheng is serving as a senior partner of Capital Z Partners, an investment fund. Appendix 7 includes information regarding each Trustee and officer of the Trust who is associated with Scudder Kemper.

     The outstanding voting securities of the Investment Manager are held of record 36.63% by Zurich Holding Company of America ("ZHCA"), a subsidiary of Zurich; 32.85% by ZKI Holding Corp. ("ZKIH"), a subsidiary of Zurich; 20.86% by Stephen R. Beckwith, Lynn S. Birdsong, Kathryn L. Quirk, Cornelia M. Small and Edmond D. Villani, in their capacity as representatives (the "Management Representatives") of the Investment Manager's management holders and retiree holders pursuant to a Second Amended and Restated Security Holders Agreement (the "Security Holders Agreement") among the Investment Manager, Zurich, ZHCA, ZKIH, the Management Representatives, the management holders, the retiree holders and Edmond D. Villani, as trustee of Scudder Kemper Investments, Inc. Executive Defined Contribution Plan Trust (the "Plan Trust"); and 9.66% by the Plan Trust. There are no outstanding non-voting securities of the Investment Manager.

     In connection with the Scudder-Zurich Transaction (described above), pursuant to which Zurich acquired a two-thirds interest in Scudder for $866.7 million in cash in December, 1997, Daniel Pierce, a Trustee of the Trust, sold 85.4% of his holdings in Scudder to Zurich for cash.

     Pursuant to the Security Holders Agreement (which was entered into in connection with the Scudder-Zurich Transaction), the Board of Directors of the Investment Manager consists of four directors designated by ZHCA and ZKIH and three directors designated by Management Representatives.

------------------------------

* Mythenquai 2, Zurich Switzerland.

(#) 345 Park Avenue, New York, New York

     The Security Holders Agreement requires the approval of a majority of the Scudder-designated directors for certain decisions, including changing the name of Scudder Kemper, effecting an initial public offering before April 15, 2005, causing Scudder Kemper to engage substantially in non-investment management and related business, making material acquisitions or divestitures, making material changes in Scudder Kemper's capital structure, dissolving or liquidating Scudder Kemper, or entering into certain affiliated transactions with Zurich. The Security Holders Agreement also provides for various put and call rights with respect to Scudder Kemper stock held by persons who were employees of Scudder at the time of the Scudder-Zurich Transaction, limitations on Zurich's ability to purchase other asset management companies outside of Scudder Kemper, rights of Zurich to repurchase Scudder Kemper stock upon termination of employment of Scudder Kemper personnel, and registration rights for stock held by stockholders of Scudder continuing after the Scudder-Zurich Transaction.

     Directors, officers and employees of Scudder Kemper from time to time may enter into transactions with various banks, including each Fund's custodian bank. It is Scudder Kemper's opinion that the terms and conditions of those transactions will not be influenced by existing or potential custodial or other Fund relationships.

     Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, Kansas City, Missouri 64105, is each Fund's transfer agent and dividend-paying agent. IFTC has entered into an agreement with Kemper Investors Life Insurance Company ("KILICO") whereby KILICO provides certain record keeping services. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder Kemper, computes net asset value for each Fund. Currently, SFAC receives no fee for its services to each Fund other than KGBCP, KIGIP, KDFSP and KDHRP; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services from those Funds that currently do not pay it a fee for its services. No fees were paid to SFAC by KGBCP, KIGIP, KDFSP or KDHRP during the year ended December 31, 1997, since those Funds had not commenced operations at that time. Kemper Distributors, Inc. ("KDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, a subsidiary of Scudder Kemper, is the principal underwriter and distributor of each Fund's shares and acts as agent of each Fund in the sale of its shares.

     SFAC and KDI will continue to provide fund accounting and distribution services, respectively, to the Funds, as described above, under the current arrangements if the New Investment Management Agreements are approved.

     Exhibit B sets forth (as of each fund's last fiscal year end, unless otherwise noted) the fees and other information regarding investment companies advised by Scudder Kemper that have similar investment objectives to any of the Funds. (See Appendix 5 for information regarding the management fee rate, net assets and aggregate management fee paid for each Fund.)

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

     To the maximum extent feasible, Scudder Kemper or, where applicable, a sub-adviser to a Fund, places orders for portfolio transactions through Scudder Investor Services, Inc. ("SIS"), Two International Place, Boston, Massachusetts 02110, which in turn places orders on behalf of the Funds with issuers, underwriters or other brokers and dealers. SIS is a corporation registered as a broker/dealer and a subsidiary of Scudder Kemper. In selecting brokers and dealers with which to place portfolio transactions for a Fund, Scudder Kemper (or a sub-adviser) may consider sales of shares of the Funds and of other Kemper funds. When it can be done consistently with the policy of obtaining the most favorable net results, Scudder Kemper may place such orders with brokers and dealers who supply research, market and statistical information to a Fund or to Scudder Kemper. SIS does not receive any commissions, fees or other remuneration from the Funds for this service. Allocation of portfolio transactions is supervised by Scudder Kemper.

     THE BOARD MEMBERS OF THE TRUST RECOMMEND THAT THE SHAREHOLDERS OF EACH
                     FUND VOTE IN FAVOR OF THIS PROPOSAL 1.

                          PROPOSAL 2: APPROVAL OF NEW
                             SUB-ADVISORY AGREEMENT

             (FOR SHAREHOLDERS OF KGIP, KIP, KDFSP AND KDHRP ONLY)

     KGIP and KIP each uses the investment management services of Scudder Investments (U.K.) Limited ("SIL"), 1 Fleet Place, London, UK, ECM4 7RQ, a subsidiary of Scudder Kemper, with respect to investments in foreign securities pursuant to the sub-advisory agreements between Scudder Kemper and SIL described below.

     Immediately prior to the consummation of the Scudder-Zurich Transaction, Zurich Investment Management Limited ("ZIML"), which was an indirect subsidiary of Zurich and an affiliate of Kemper, provided the sub-advisory services now provided by SIL to each of KGIP and KIP, pursuant to sub-advisory agreements dated December 1, 1996. Subsequent to the execution of the transaction agreement relating to the Scudder-Zurich Transaction, Zurich agreed to cause ownership of ZIML to be transferred by Zurich to Scudder Kemper (the "Transfer"). Prior to the consummation of the Scudder-Zurich Transaction, shareholders of each of KGIP and KIP approved two new sub-advisory agreements relating to their Fund: (a) a sub-advisory agreement between Scudder Kemper and ZIML, to be dated as of the date of the consummation of the Scudder-Zurich Transaction, (the "First Sub-Advisory Agreement") to replace the Fund's current sub-advisory agreement upon its termination as a result of the Scudder-Zurich Transaction, and (b) a sub-advisory agreement between Scudder Kemper and the successor to ZIML resulting from the Transfer (which is SIL), to be dated as of the date of the Transfer, to replace the Fund's First Sub-Advisory Agreement upon its termination as a result of the Transfer. The Transfer occurred on May 21, 1998. The sub-advisory agreements between SIL and Scudder Kemper applicable to each of KGIP and KIP that were in effect immediately prior to the Transaction (the "Former SIL Sub-Advisory Agreements") were dated May 21, 1998.

     Each of KDFSP and KDHRP uses the investment management services of Dreman Value Management, L.L.C. ("DVM"), Three Harding Road, Red Bank, New Jersey 07701, pursuant to the sub-advisory agreements between Scudder Kemper and DVM described below. DVM was formed in April 1997 and is controlled by David N. Dreman. DVM commenced providing sub-advisory services for KDFSP and KDHRP when each Fund commenced operations, which occurred after the consummation of the Scudder-Zurich Transaction, pursuant to a sub-advisory agreement between Scudder Kemper and DVM, approved by the Board of the Trust on March 18, 1998 and dated May 1, 1998 (the "Former DVM Sub-Advisory Agreements").

     Each Former SIL Sub-Advisory Agreement and each Former DVM Sub-Advisory Agreement provides that such agreement shall automatically terminate in the event of the termination (due to assignment or otherwise) of the Fund's currently effective investment management agreement. As discussed in Proposal 1, consummation of the Transaction may be deemed to have constituted an "assignment," as that term is defined in the 1940 Act, of each Fund's Former Investment Management Agreement and may therefore have caused a termination of each Former SIL Sub-Advisory Agreement and each Former DVM Sub-Advisory Agreement. (See Proposal 1 for more information regarding each Former Investment Management Agreement.) Accordingly, new sub-advisory agreements between SIL and Scudder Kemper, with respect to each of KGIP and KIP (each a "New SIL Sub-Advisory Agreement" and, together with the Former SIL Sub-Advisory Agreements, the "SIL Sub-Advisory Agreements") and between DVM and Scudder Kemper, with respect to each of KDFSP and KDHRP (each a "New DVM Sub-Advisory Agreement" and, together with the Former DVM Sub-Advisory Agreements, the "DVM Sub-Advisory Agreements") were approved by the Board members of the Trust and are now being proposed for approval by shareholders of each of KGIP, KIP, KDFSP and KDHRP, respectively.

     As with the New Investment Management Agreements, prior to approval by shareholders of each applicable New SIL Sub-Advisory Agreement or New DVM Sub-Advisory Agreement, any payments otherwise due under such sub-advisory agreements will be held in escrow subject to shareholder approval.

     EACH NEW SIL SUB-ADVISORY AGREEMENT AND NEW DVM SUB-ADVISORY AGREEMENT IS SUBSTANTIALLY IDENTICAL TO THE CORRESPONDING FORMER INVESTMENT MANAGEMENT AGREEMENT, EXCEPT FOR THE DATES OF EXECUTION AND, IN THE CASE OF THE SIL SUB-ADVISORY AGREEMENTS, TERMINATION. The material terms of each SIL Sub-Advisory Agreement and DVM Sub-Advisory Agreement are fully described under "The SIL Sub-Advisory Agreements" and "The DVM Sub-Advisory Agree-ments," respectively, below. A form of New SIL Sub-Advisory Agreement is attached hereto as Exhibit C. A form of New DVM Sub-Advisory Agreement is attached hereto as Exhibit D.

     The Board of the Trust met on July 17, 1998 and the Board, including a majority of its Non-Interested Trustees, voted to approve the corresponding New SIL Sub-Advisory Agreement or New DVM Sub-Advisory Agreement. In considering whether to approve such agreements, the Board considered similar factors to those it considered in approving the applicable Fund's New Investment Management Agreement, to the extent applicable. (See Proposal 1 for more information regarding the Board's Evaluation.)

DESCRIPTION OF THE SIL SUB-ADVISORY AGREEMENTS

     Under the terms of each SIL Sub-Advisory Agreement, SIL renders investment advisory and management services with regard to that portion of the Fund's portfolio as may be allocated to SIL by Scudder Kemper from time to time for management of foreign securities, including foreign currency transactions and related investments. For its services, SIL receives from Scudder Kemper (not from the Funds) a monthly fee at the annual rate of .35%, in the case of KIP, and .30%, in the case of KGIP, on the portion of the average daily net assets allocated by Scudder Kemper to SIL for management. Scudder Kemper (or its predecessor) paid to SIL (or its predecessor) for KIP and KGIP for the period from May 1, 1997 (inception) through December 31, 1997, $657,013 and $3,176, respectively, for its sub-advisory services.

     Each SIL Sub-Advisory Agreement provides that SIL will not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with matters to which the SIL Sub-Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of SIL in the performance of its duties or from reckless disregard by SIL of its obligations and duties under the SIL Sub-Advisory Agreement.

     Each SIL Sub-Advisory Agreement continues in effect from year to year so long as its continuation is approved at least annually (a) by a majority of the Board members who are not parties to such agreement or interested persons of any such party except in their capacity as Board members of the Trust and (b) by the shareholders of the applicable Fund or the Board. Each SIL Sub-Advisory Agreement may be terminated at any time for a Fund upon 60 days' notice by Scudder Kemper, SIL or the applicable Board or by a majority vote of the outstanding voting securities of the applicable Fund, and will terminate automatically upon assignment or upon the termination of the Fund's investment management agreement.

THE NEW SIL SUB-ADVISORY AGREEMENTS

     The New SIL Sub-Advisory Agreement for each of KGIP and KIP is dated the date of the consummation of the Transaction, which occurred on September 7,

1998. Each New SIL Sub-Advisory Agreement will be in effect for an initial term ending on April 1, 1999, and may continue in effect from year to year thereafter, but only as long as such continuance is specially approved at least annually by the vote of a "majority of the outstanding voting securities" of the applicable Fund, or the Board, including, in either event, the vote of a majority of the Board's Trustees who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for such a purpose. At a meeting held on September 22, 1998, the Board, including a majority of the Non-Interested Trustees, approved the continuance of each New SIL Sub-Advisory Agreement through September 30, 1999. In the event that shareholders of KGIP and KIP do not approve such Fund's New SIL Sub-Advisory Agreement, it will terminate. In such event, the Board will take such action as it deems to be in the best interests of the Fund and its shareholders.

DIFFERENCES BETWEEN THE FORMER AND NEW SIL SUB-ADVISORY AGREEMENTS

     The New SIL Sub-Advisory Agreements are substantially identical to the Former SIL Sub-Advisory Agreements, except for the dates of execution and termination.

DESCRIPTION OF THE DVM SUB-ADVISORY AGREEMENTS

     Each DVM Sub-Advisory Agreement provides that DVM shall manage the investment and reinvestment of the applicable Fund's assets in accordance with the investment objectives, policies and limitations and subject to the supervision of Scudder Kemper and the Board. In connection therewith, each DVM Sub-Advisory Agreement provides that DVM will furnish related office facilities and equipment and clerical, bookkeeping and administrative services for the applicable Fund. Under each DVM Sub-Advisory Agreement, DVM agrees to assume and pay all costs and expenses of performing its obligations under the agreement, and Scudder Kemper agrees to pay to DVM a monthly fee at the annual rates described in the form of New DVM Sub-Advisory Agreement attached hereto as Exhibit D applied to the average daily net assets of the applicable Fund. KDFSP and KDHRP did not commence operations until May 1, 1998; therefore, no fee information is available.

     Each DVM Sub-Advisory Agreement may be terminated at any time without the payment by the applicable Fund of any penalty, by the applicable Board or by vote of a majority of the outstanding voting securities of the applicable Fund, or by Scudder Kemper, in each case upon sixty (60) days' written notice; and it automatically terminates in the event of its assignment or in the event of the termination of the applicable Fund's investment management agreement. Scudder Kemper also has the right to terminate each DVM Sub-Advisory Agreement upon immediate notice if DVM becomes statutorily disqualified from performing its duties under the DVM Sub-Advisory Agreement or otherwise is legally prohibited from operating as an investment adviser. DVM may not terminate any

DVM Sub-Advisory Agreement prior to the third anniversary of the date of the Agreement, and thereafter termination requires ninety (90) days' written notice.

     Each DVM Sub-Advisory Agreement provides that DVM shall not be liable for any error of judgment or of law or for any loss suffered by the Trust, or the applicable Fund in connection with the matters to which the DVM Sub-Advisory Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of DVM in the performance of its obligations and duties under the DVM Sub-Advisory Agreement.

THE NEW DVM SUB-ADVISORY AGREEMENTS

     The New DVM Sub-Advisory Agreement for each of KDFSP and KDHRP is dated the date of the consummation of the Transaction, which occurred on September 7, 1998. The New DVM Sub-Advisory Agreements will be in effect until May 1, 2003, unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, each New DVM Sub-Advisory Agreement shall continue in effect through May 1, 2003, and year to year thereafter, but only as long as such continuance is specifically approved at least annually and in the manner required by the 1940 Act and the rules and regulations thereunder with the first annual renewal to be coincident with the next renewal of the applicable Fund's investment management agreement. Each New DVM Sub-Advisory Agreement was last continued until September 30, 1999 by the Board on September 22, 1998. In the event that shareholders of either of KDFSP and KDHRP do not approve such Fund's New DVM Sub-Advisory Agreement, it will terminate. In such event, the Board will take such action as it deems to be in the best interests of the Fund and its shareholders.

DIFFERENCES BETWEEN THE FORMER AND NEW DVM SUB-ADVISORY AGREEMENTS

     The New DVM Sub-Advisory Agreements are substantially identical to the Former DVM Sub-Advisory Agreements, except for the dates of execution.

     THE BOARD MEMBERS OF THE TRUST RECOMMEND THAT THE SHAREHOLDERS OF EACH
               APPLICABLE FUND VOTE IN FAVOR OF THIS PROPOSAL 2.

PROPOSAL 3: APPROVAL OF THE MODIFICATION OR ELIMINATION OF CERTAIN POLICIES AND
                       THE ELIMINATION OF THE SHAREHOLDER
                 VOTING REQUIREMENT AS TO CERTAIN OTHER MATTERS

     The 1940 Act requires an investment company to adopt policies governing certain specified activities, which can be changed only by a shareholder vote. Policies that cannot be changed or eliminated without a shareholder vote are referred to in this Proxy Statement as "fundamental" policies. The purposes of this Proposal are to eliminate the requirement of shareholder approval to change policies except where required by the 1940 Act and to provide the maximum permitted flexibility in those policies that do require shareholder approval. Management has advised the Board that some of the Funds' fundamental policies that are not required to be such under the 1940 Act were adopted in the past as a result of now rescinded regulatory requirements and no longer serve any useful purpose. Management believes that other fundamental policies, as well as the classification of each Fund's investment objective(s) as fundamental, are unnecessary because the provisions of the 1940 Act or Federal tax law, together with the disclosure requirements of the Federal securities laws, provide adequate safeguards for a Fund and its shareholders. The Proposal is described in more detail below.

     This Proposal is sub-divided into the following three sections:

          (1) Elimination of Shareholder Approval Requirement to Amend Investment Objectives and Unidentified Policies. Certain of the Funds listed below currently require shareholder approval to amend "investment objectives and policies." The first section of this Proposal seeks shareholder approval of the elimination of the shareholder vote requirement for amending (a) "investment objectives," and (b) "policies" which are not otherwise specifically identified as fundamental. Eliminating the shareholder vote requirement for amending the investment objective (or objectives) of a Fund is intended to enhance the Fund's investment flexibility in the event of changing circumstances. Additionally, management believes that currently it is not possible to determine precisely which policies are fundamental on the basis of the language in the Funds' Prospectuses and Statements of Additional Information, thus creating uncertainty and restricting the Funds' investment flexibility and their ability to respond to changing regulatory and industry conditions.

          (2) Revision of Fundamental Policies. Each of the fundamental policies proposed for revision relates to an activity that the 1940 Act requires be governed by a fundamental policy. Each proposed revision is, in general, intended to provide the Funds' Board with the maximum flexibility permitted under the 1940 Act, and to promote simplicity among the Funds' policies.

          (3) Elimination of Shareholder Approval Requirement to Change Other Identified Policies. This Proposal seeks to eliminate certain policies that are specifically designated as fundamental but which are not required to be fundamental under the 1940 Act. The Board of the Funds anticipates adopting certain of these policies as non-fundamental. Any policy that is not designated as fundamental can be modified or eliminated by the Board, and, as indicated below, management intends to recommend to the Board the elimination of several of them as being inappropriate or unnecessary under current conditions.

     Each proposed policy is identified in bold-type below together with a list of Funds whose shareholders' vote is required.

     Each Fund's current fundamental policies are set forth in Exhibit E. Changes in fundamental policies that are approved by shareholders, as well as changes in non-fundamental policies that are adopted by the Board, will be reflected in each Fund's Prospectus and other disclosure documents. Any change in the method of operation of a Fund will require prior Board approval.

     Approval of each item of this Proposal with respect to any Fund requires the affirmative vote of a majority of the outstanding voting securities, as defined above, of that Fund. If the shareholders of any Fund fail to approve the proposed modification or elimination of policies or the elimination of the shareholder approval requirement as to a matter, the current such policy or voting requirement will remain in effect.

     ELIMINATION OF SHAREHOLDER APPROVAL TO AMEND INVESTMENT OBJECTIVES AND
                             UNIDENTIFIED POLICIES

PROPOSAL 3.1(A):

All Funds

IF THIS ITEM IS APPROVED BY THE SHAREHOLDERS, THE INVESTMENT OBJECTIVE(S) OF EACH FUND WILL NOT BE CLASSIFIED AS FUNDAMENTAL.

     Management believes that leaving the power to modify investment objectives up to the discretion of the Board would strengthen each Fund's ability to respond to changing circumstances. The Board does not presently intend to modify any Fund's investment objective, and would disclose any such changes to applicable shareholders by amending the particular Fund's Prospectus and Statement of Additional Information.

PROPOSAL 3.1(B):

All Funds except for (KGBCP, KIGIP, KDFSP and KDHRP).

     The following statement currently contained in the Prospectus -- "The Fund has adopted for each Portfolio, other than the High Return Equity, Financial Services, Global Blue Chip, and International Growth and Income Portfolios certain fundamental investment restrictions, which together with the investment objective and policies, cannot be changed with respect to a Portfolio without approval by holders of a majority of the outstanding voting shares as defined in the Investment Company Act of 1940 ("1940 Act")." (emphasis supplied) -- is to be replaced by -- "CERTAIN FUNDAMENTAL POLICIES HAVE BEEN ADOPTED FOR EACH PORTFOLIO, WHICH ARE PRESENTED IN THE STATEMENT OF ADDITIONAL INFORMATION AND [THAT, TOGETHER WITH THE INVESTMENT OBJECTIVE OF EACH PORTFOLIO,] CANNOT BE CHANGED WITHOUT APPROVAL BY HOLDERS OF A MAJORITY OF OUTSTANDING VOTING SHARES."

     This proposal is intended to provide the Funds with the investment flexibility necessary to respond to changing circumstances by eliminating the shareholder vote requirement for amending "policies" which are not otherwise identified as fundamental. Management believes that the current statement is vague and overbroad and, therefore, creates difficulty for portfolio managers in operating a Fund and for current or potential shareholders of a Fund in determining which policies of the Fund are fundamental. The current statement also unnecessarily restricts a Fund's flexibility and may make it more difficult to respond to changing conditions. Management believes that removing the fundamental characterization of all policies not otherwise specifically identified as fundamental is consistent with industry standards and would allow the Board to modify a Fund's operating policies in light of changes in the investment management industry, market conditions and the regulatory environment, but only consistent with applicable law, the Fund's investment objective and its clearly-identified fundamental policies.

IF ITEM 3.1(A) IS APPROVED BY THE SHAREHOLDERS OF A FUND, THE BRACKETED PORTION OF THE PROPOSED STATEMENT OF THIS ITEM 3.1(B) WILL ALSO BE ELIMINATED FOR THE FUND.

                        REVISION OF FUNDAMENTAL POLICIES

Diversification

PROPOSAL 3.2(A):

All Funds (except for KGIP, see Proposal 3.2(b)).

THE FUND HAS ELECTED TO BE CLASSIFIED AS A DIVERSIFIED SERIES OF AN OPEN-END INVESTMENT COMPANY.

     Each Fund's policy currently states that it is a "diversified" fund under the 1940 Act and, except for KGBCP, KIGIP and KDFSP, sets forth separate diversification policies. Each of KCVP and KSCVP, with respect to 75% of the value of its total assets, may not invest more than 5% of the value of its total assets in the securities of any one issuer, and with respect to 100% of the value of its total assets, may not purchase more than 10% of the voting securities of any one issuer. Each of KHYP and KDHRP with respect to 75% of the value of its total assets, may not purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer. Each of the Fund's policies include an exception for U.S. Government securities and the policy for KHYP also includes an exception for investments in a master fund within a master/feeder fund structure. These provisions are substantially identical to the definition of a diversified fund under the 1940 Act except that the definition applies to only 75% of the value of a fund's total assets. Accordingly, the proposed statement that each Fund has elected to be classified as a diversified fund to replace the current diversification policy for such Fund represents no substantive change in the current diversification policy for any of these Funds.

     Under their current diversification policies, KBCP, KGSP, KGP, KH10P, KH20P, KH5P, KIP, KIGBP, KMMP, KSCGP, KTRP and KVGP each may not invest more than 5% of its total assets in the securities of any one issuer. All Funds contain an exception for U.S. Government securities. Each of these Funds also contains a separate policy prohibiting the purchase of more than 10% of the voting securities of any one issuer. Accordingly, these provisions are more restrictive than the definition of a diversified fund under the 1940 Act because they apply to 100% of the value of the applicable Fund's assets. If shareholders of these Funds approve the proposed statement, such Funds would have a less restrictive fundamental diversification policy than is currently the case, while remaining a diversified fund.

PROPOSAL 3.2(B):

KGIP

THE FUND HAS ELECTED TO BE CLASSIFIED AS A NON-DIVERSIFIED SERIES OF AN OPEN-END INVESTMENT COMPANY.

     KGIP may not, with respect to 50% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer, and with respect to the other 50% of its total assets, invest more than 25% of the value of its total assets in the securities of any one issuer. Additionally, with respect to 100% of its assets, the Fund may not purchase more than 10% of the voting securities of any issuer. These restrictions reflect the requirements of the Internal Revenue Code of 1986, as amended, for a fund to qualify for the favorable tax status as a "regulated investment company." Whether or not this proposal is approved by shareholders, the Fund intends to meet these requirements.

Borrowing

PROPOSAL 3.3:

All Funds (except for KGBCP, KIGIP and KDFSP which already contain the fundamental policy set forth immediately below).

THE FUND MAY NOT BORROW MONEY, EXCEPT AS PERMITTED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND AS INTERPRETED OR MODIFIED BY REGULATORY AUTHORITY HAVING JURISDICTION, FROM TIME TO TIME.

     The current borrowing policy of each of KBCP, KCVP, KGIP, KGSP, KGP, KHYP, KH10P, KH20P, KH5P, KIP, KIGBP, KMMP, KSCGP, KSCVP, KTRP, KVGP and KDHRP prohibits borrowing money, except as a temporary measure for extraordinary or emergency purposes, in which case each Fund may borrow up to one-third of the value of its total assets; except for KDHRP which may not borrow more than 10% of the value of its total assets and KIP which may not borrow more than 5% of the value of its total assets. Additionally, all Funds except for KIP and KDHRP are restricted from borrowing for leverage or from making investments while borrowings are outstanding.

     The proposed policy would permit each Fund to engage in borrowing in a manner and to the full extent permitted by applicable law. The 1940 Act requires borrowings to have 300% asset coverage, which means, in effect, that a fund would be permitted to borrow up to an amount equal to 50% of its total assets under the proposed borrowing policy. Additionally, under the proposed policy, each Fund would not be limited to borrowing for temporary or emergency purposes, could borrow for leverage, and could purchase securities for investment while borrowings are outstanding. However, the Board has no current intention of authorizing any of these practices. If the Board authorized a Fund to borrow for leverage, such borrowings would increase the Fund's volatility and the risk of loss in a declining market.

Senior Securities

PROPOSAL 3.4:

All Funds (except for KGBCP, KIGIP and KDFSP which already contain the fundamental policy set forth immediately below).

THE FUND MAY NOT ISSUE SENIOR SECURITIES, EXCEPT AS PERMITTED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND AS INTERPRETED OR MODIFIED BY REGULATORY AUTHORITY HAVING JURISDICTION, FROM TIME TO TIME.

     The current policy of each Fund, other than KDHRP, prohibits the issuance of senior securities (i.e., securities which are obligations or instruments evidencing indebtedness) except as permitted under the 1940 Act. The proposed policy rewords the current policies without making any material changes. KDHRP contains an absolute prohibition against the issuance of senior securities. The proposed policy would permit KDHRP to issue senior securities to the extent permitted by the 1940 Act.

Concentration

PROPOSAL 3.5(A):

All Funds (except for KGBCP, KIGIP and KDFSP which already contain the fundamental policy set forth immediately below, and except for KMMP (see Proposal 3.5(b))).

THE FUND MAY NOT CONCENTRATE ITS INVESTMENTS IN A PARTICULAR INDUSTRY, AS THAT TERM IS USED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND AS INTERPRETED OR MODIFIED BY REGULATORY AUTHORITY HAVING JURISDICTION, FROM TIME TO TIME.

     While the 1940 Act does not define what constitutes "concentration" in an industry, the Commission takes the position that investment of more than 25% of a fund's assets in an industry constitutes concentration. If a fund concentrates in an industry, it must at all times have more than 25% of its assets invested in that industry, and if its policy is not to concentrate, as is the case with each of the Funds, it may not invest more than 25% of its assets in the applicable industry, unless, in either case, the fund discloses the specific conditions under which it will change from concentrating to not concentrating or vice versa.

     Each Fund's current policy in effect prohibits the purchase of securities if it would result in more than 25% of the Fund's total assets being invested in the same industry. Some policies contain an exception for U.S. Government securities. In some cases, what constitutes an industry for the purposes of this restriction is included in the policy itself. A fund is permitted to adopt reasonable definitions of what constitutes an industry, or it may use standard classifications promulgated by the Commission, or some combination thereof. Because a fund may create its own reasonable industry classifications, management believes that it is not necessary to include such matters in the fundamental policy of a Fund.

PROPOSAL 3.5(B):

KMMP

THE FUND WILL NOT CONCENTRATE ITS INVESTMENTS IN A PARTICULAR INDUSTRY, AS THAT TERM IS USED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND AS INTERPRETED OR MODIFIED BY REGULATORY AUTHORITY HAVING JURISDICTION, FROM TIME TO TIME, EXCEPT THAT THE FUND INTENDS TO INVEST MORE THAN 25% OF ITS NET ASSETS IN INSTRUMENTS ISSUED BY BANKS.

     The Fund currently concentrates more than 25% of its net assets in instruments issued by banks. The proposed policy is not materially different from the current policy.

Underwriting of Securities

PROPOSAL 3.6:

All Funds

THE FUND MAY NOT ENGAGE IN THE BUSINESS OF UNDERWRITING SECURITIES ISSUED BY OTHERS, EXCEPT TO THE EXTENT THAT A FUND MAY BE DEEMED TO BE AN UNDERWRITER IN CONNECTION WITH THE DISPOSITION OF PORTFOLIO SECURITIES.

     The proposed underwriting policy has been reworded without making any material changes.

Investment In Real Estate

PROPOSAL 3.7:

All Funds

THE FUND MAY NOT PURCHASE OR SELL REAL ESTATE, WHICH TERM DOES NOT INCLUDE SECURITIES OF COMPANIES WHICH DEAL IN REAL ESTATE OR MORTGAGES OR INVESTMENTS SECURED BY REAL ESTATE OR INTERESTS THEREIN, EXCEPT THAT THE FUND RESERVES FREEDOM OF ACTION TO HOLD AND TO SELL REAL ESTATE ACQUIRED AS A RESULT OF THE FUND'S OWNERSHIP OF SECURITIES.

     The proposed real estate policy rewords the current policies without making any material changes. The current policies of KBCP and KGIP also prohibit investment in real estate limited partnerships. Additionally, the current policy of KDHRP prohibits investment in mortgage loans. Management intends to recommend to the Board the adoption of each of the foregoing policies as non-fundamental policies.

Purchase of Commodities

PROPOSAL 3.8:

All Funds (except KGBCP, KIGIP and KDFSP, which already contain the fundamental policy set forth immediately below).

THE FUND MAY NOT PURCHASE PHYSICAL COMMODITIES OR CONTRACTS RELATING TO PHYSICAL COMMODITIES.

     The Funds' current policies prohibit the purchase or sale of commodities or commodity contracts. These policies may contain exceptions for financial futures contracts and options on such contracts, foreign currency transactions, and, in the case of KDHRP, investments in oil, gas or mineral exploration or development programs. Under the proposed policy, each Fund would be prohibited from purchasing only physical commodities or contracts relating to physical commodities.

Lending

PROPOSAL 3.9:

All Funds

THE FUND MAY NOT MAKE LOANS EXCEPT AS PERMITTED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND AS INTERPRETED OR MODIFIED BY REGULATORY AUTHORITY HAVING JURISDICTION FROM TIME TO TIME.

     Each Fund's current lending policy prohibits making loans to others. The current policies of KBCP, KGBCP, KGIP, KGSP, KGP, KHYP, KIGIP, KMMP, KTRP and KDFSP permit each Fund to make loans of portfolio securities, enter into repurchase agreements and purchase debt obligations. The current policy of KDHRP only excepts from the lending prohibition securities lending and repurchase agreements. KCVP, KH10P, KH20P, KH5P, KIP, KIGBP, KSCGP, KSCVP and KVGP may also make time or demand deposits with banks. The proposed policy, unlike the current policies, does not specify the particular types of lending in which each Fund is permitted to engage; instead, the proposed policy permits each Fund to lend in a manner and to an extent permitted by applicable law. The proposed change would, therefore, permit each Fund, subject to the receipt of any necessary regulatory approval and Board authorization, to enter into lending arrangements, including lending agreements under which the Funds advised by Scudder Kemper could for temporary purposes lend money directly to and borrow money directly from each other through a credit facility. Each of the Funds believes that the flexibility provided by this policy change could possibly reduce the Fund's borrowing costs and enhance its ability to earn higher rates of interest on short-term lendings in the event that the Board determines that such arrangements are warranted in light of the Fund's particular circumstances.

                ELIMINATION OF SHAREHOLDER APPROVAL REQUIREMENT
                      TO CHANGE OTHER IDENTIFIED POLICIES

     Certain of the policies listed below (Margin Purchases and Short Sales, Purchase of Securities of Related Issuers, Pledging of Assets, Purchases of Voting Securities, Investment in Issuers with Short Histories, Investment in Investment Companies and Restricted Securities) reflected the state securities regulatory policies that are no longer in effect. Others reflected industry conditions at the time. Management believes that each of these policies should be eliminated as a fundamental policy in the interest of simplicity and flexibility. Except as otherwise stated, if shareholders approve the elimination of these policies as fundamental, management will recommend to the Board members that they eliminate these policies entirely as being unnecessary.

Margin Purchases and Short Sales

PROPOSAL 3.10:

All Funds (except for KGBCP, KIGIP and KDFSP).

     Each Fund is currently prohibited from making margin purchases or short sales, except to obtain short-term credits necessary for clearance of transactions, and/or in connection with financial futures and options transactions. If elimination of this restriction is approved by shareholders, each Fund's potential use of margin transactions beyond transactions in futures and options and for the clearance of purchases and sales of securities, including the use of margin in ordinary securities transactions, would be generally limited by the current position taken by the staff of the SEC that margin transactions with respect to securities are prohibited under Section 18 of the 1940 Act because they create senior securities. "Margin transactions" involve the purchase of securities with money borrowed from a broker, with cash or eligible securities being used as collateral against the loan. Each Fund's ability to engage in margin transactions is also limited by its borrowing policies, which permit a Fund to borrow money only as permitted by applicable law.

Purchase of Securities of Related Issuers

PROPOSAL 3.11:

KMMP

     The current policy of the Fund prohibits the purchase of securities of issuers if any officer, director, trustee or security holder of the Fund or Scudder Kemper beneficially owns more than 1/2 of one percent of the securities of such issuer or own collectively more than 5% of the securities of such issuer. Transactions between the Fund and an affiliated person of the Fund are currently regulated under the 1940 Act.

Pledging of Assets

PROPOSAL 3.12:

KBCP, KGIP, KIP, KDHRP

     Each Fund is currently prohibited from pledging, mortgaging or hypothecating assets, except in order to secure borrowings. KBCP and KGIP each may pledge securities in amounts not exceeding 15% of its total assets. KIP may pledge securities in amounts not exceeding the amount of the borrowing. KDHRP may pledge securities in amounts not in excess of the lesser of the amount borrowed or 10% of total assets.

Purchases of Voting Securities

PROPOSAL 3.13:

All Funds (except for KGBCP, KHYP, KIGIP, KDFSP, KDHRP)

     Each Fund is prohibited with respect to 100% of its assets from purchasing more than 10% of the voting securities of a single issuer. Additionally, each Fund (except for KGIP) is a "diversified" fund and is therefore limited to purchasing, with respect to 75% of its assets, not more than 10% of the voting securities of a single issuer.

Purchases of Options

PROPOSAL 3.14:

KBCP, KGIP, KGP, KHYP, KH10P, KH20P, KH5P, KIP, KIGBP, KMMP, KSCGP, KTRP

     All Funds, except for KBCP and KMMP, are prohibited from writing or selling options on more than 25% of a Fund's net assets and are restricted from investing more than 5% of the Fund's net assets on premiums on options but may buy or sell options on financial contracts. KBCP is prohibited from writing or selling options, and from purchasing options in excess of 5% of net assets but may buy or sell options on financial futures contracts. KMMP contains absolute restrictions on options transactions.

Repurchase Agreements

PROPOSAL 3.15:

KMMP

     The Fund is currently prohibited from entering into repurchase agreements in excess of 10% of its total assets.

Investment in Mineral Exploration

PROPOSAL 3.16:

KDHRP

     The Fund is currently prohibited from investing in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

Investment in Issuers With Short Histories

PROPOSAL 3.17:

KMMP

     The Fund is currently prohibited from investing more than 5% of its total assets in securities of issuers which, with their predecessors, have a record of less than three years of continuous operation.

Investment in other Investment Companies

PROPOSAL 3.18:

KGSP, KGP, KHYP, KIP, KMMP, KTRP

     The Funds are currently prohibited from purchasing securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets. The 1940 Act limits a Fund's ability to invest in other investment companies.

Restricted Securities

PROPOSAL 3.19:

KMMP

     The Fund currently may not invest more than 5% of its total assets in securities restricted as to disposition under the federal securities laws. Under the 1940 Act and applicable interpretations of the SEC, the Fund is currently prohibited from investing more than 5% of its total assets in illiquid securities, including restricted securities which are deemed illiquid.

Investment other than in Accordance with Objectives and Policies

PROPOSAL 3.20:

KMMP

     The Fund is currently prohibited from purchasing securities or from the making of investments other than in accordance with their respective investment objectives and policies. Management believes that this policy is not meaningful.

THE BOARD MEMBERS OF THE TRUST RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE
                          IN FAVOR OF THIS PROPOSAL 3.

                             ADDITIONAL INFORMATION

GENERAL

     The cost of preparing, printing and mailing the enclosed proxy card and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by Zurich or its affiliates. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of Scudder Kemper and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

     Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies. As the Special Meeting date approaches, certain shareholders of each Fund may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of each Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposals on the proxy card, and ask for the shareholder's instructions on the Proposals. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

     If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy card originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact SCC toll-free at 1-800-733-8481, ext. 429. Any proxy given by a shareholder, whether in writing or by telephone, is revocable until voted at the Special Meeting.

PROPOSALS OF SHAREHOLDERS

     Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the Trust, c/o Scudder Kemper Investments, Inc., at 222 South Riverside Plaza, Chicago, Illinois 60606, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

     No Board Member is aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust and/or each Fund.

                                PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                By order of the Board of Trustees,

                                [Philip J. Collora signature]

                                ------------------------------------------------
                                Philip J. Collora
                                Secretary

                                                                       EXHIBIT A

                                  FORM OF NEW

                        INVESTMENT MANAGEMENT AGREEMENT

                             INVESTORS FUND SERIES
                           222 SOUTH RIVERSIDE PLAZA
                            CHICAGO, ILLINOIS 60606

                                                               SEPTEMBER 7, 1998

Scudder Kemper Investments, Inc.
345 Park Avenue
New York, New York 10154

                        INVESTMENT MANAGEMENT AGREEMENT

                                 [NAME OF FUND]

LADIES AND GENTLEMEN:

     INVESTORS FUND SERIES (the "Trust") has been established as a Massachusetts business trust to engage in the business of an investment company. Pursuant to the Trust's Declaration of Trust, as amended from time-to-time (the "Declaration"), the Board of Trustees is authorized to issue the Trust's shares of beneficial interest (the "Shares"), in separate series, or funds. The Board of Trustees has authorized [name of Fund] (the "Fund"). Series may be abolished and dissolved, and additional series established, from time to time by action of the Trustees.

     The Trust, on behalf of the Fund, has selected you to act as the investment manager of the Fund and to provide certain other services, as more fully set forth below, and you have indicated that you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust on behalf of the Fund agrees with you as follows:

          1. Delivery of Documents. The Trust engages in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the "Prospectus") and Statement of Additional Information (the "SAI") relating to the Fund included in the Trust's Registration Statement on Form N-1A, as amended from time to time, (the "Registration Statement") filed by the Trust under the Investment Company Act of 1940, as amended, (the "1940 Act") and the Securities Act of 1933, as amended. Copies of the documents referred to in the preceding sentence have been furnished to you by the Trust. The Trust has also furnished you with copies properly certified or authenticated of each of the following additional documents related to the Trust and the
     Fund:

             (a) The Declaration, as amended to date.

             (b) By-Laws of the Trust as in effect on the date hereof (the "By-Laws").

             (c) Resolutions of the Trustees of the Trust and the shareholders of the Fund selecting you as investment manager and approving the form of this Agreement.

             (d) Establishment and Designation of Series of Shares of Beneficial Interest relating to the Fund, as applicable.

          The Trust will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

          2. Portfolio Management Services. As manager of the assets of the Fund, you shall provide continuing investment management of the assets of the Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI; the applicable provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, (the "Code") relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations of which you have knowledge; subject always to policies and instructions adopted by the Trust's Board of Trustees. In connection therewith, you shall use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Fund shall have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to your investment advisory clients. In managing the Fund in accordance with the requirements set forth in this section 2, you shall be entitled to receive and act upon advice of counsel to the Trust. You shall also make available to the Trust promptly upon request all of the Fund's investment records and ledgers as are necessary to assist the Trust in complying with the requirements of the 1940 Act and other applicable laws. To the extent required by law, you shall furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

     You shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by the Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to your determinations and all in accordance with Fund policies as expressed in the Registration Statement. You shall determine what portion of the Fund's portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

     You shall furnish to the Trust's Board of Trustees periodic reports on the investment performance of the Fund and on the performance of your obligations pursuant to this Agreement, and you shall supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request.

     3. Administrative Services. In addition to the portfolio management services specified above in section 2, you shall furnish at your expense for the use of the Fund such office space and facilities in the United States as the Fund may require for its reasonable needs, and you (or one or more of your affiliates designated by you) shall render to the Trust administrative services on behalf of the Fund necessary for operating as an open end investment company and not provided by persons not parties to this Agreement including, but not limited to, preparing reports to and meeting materials for the Trust's Board of Trustees and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC") and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of Shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing the accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and the Fund's other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Trust as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Trust's Board of Trustees. Nothing in this Agreement shall be deemed to shift to you or to diminish the obligations of any agent of the Fund or any other person not a party to this Agreement which is obligated to provide services to the Fund.

     4. Allocation of Charges and Expenses. Except as otherwise specifically provided in this section 4, you shall pay the compensation and expenses of all Trustees, officers and executive employees of the Trust (including the Fund's share of payroll taxes) who are affiliated persons of you, and you shall make available, without expense to the Fund, the services of such of your directors, officers and employees as may duly be elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. You shall provide at your expense the portfolio management services described in section 2 hereof and the administrative services described in section 3 hereof.

     You shall not be required to pay any expenses of the Fund other than those specifically allocated to you in this section 4. In particular, but without limiting the generality of the foregoing, you shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's Trustees and officers as are directors, officers or employees of you whose services may be involved, for the following expenses of the Fund: organization expenses of the Fund (including out of-pocket expenses, but not including your overhead or employee costs); fees payable to you and to any other Fund advisors or consultants; legal expenses; auditing and accounting expenses; maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Trust; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's accounting agent for which the Trust is responsible pursuant to the terms of the Fund Accounting Services Agreement, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below in this section 4, other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; expenses relating to investor and public relations; expenses and fees of registering or qualifying Shares of the Fund for sale; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; the compensation and all expenses (specifically including travel expenses relating to Trust business) of Trustees, officers and employees of the Trust who are not affiliated persons of you;

brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of printing and distributing reports, notices and dividends to shareholders; expenses of printing and mailing Prospectuses and SAIs of the Fund and supplements thereto; costs of stationery; any litigation expenses; indemnification of Trustees and officers of the Trust; and costs of shareholders' and other meetings.

     You shall not be required to pay expenses of any activity which is primarily intended to result in sales of Shares of the Fund if and to the extent that (i) such expenses are required to be borne by a principal underwriter which acts as the distributor of the Fund's Shares pursuant to an underwriting agreement which provides that the underwriter shall assume some or all of such expenses, or (ii) the Trust on behalf of the Fund shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Fund (or some other party) shall assume some or all of such expenses. You shall be required to pay such of the foregoing sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by the Fund (or some other party) pursuant to such a plan.

     5. Management Fee. For all services to be rendered, payments to be made and costs to be assumed by you as provided in sections 2, 3, and 4 hereof, the Trust on behalf of the Fund shall pay you in United States Dollars on the last day of each month the unpaid balance of a fee equal to the excess of (a)
               ; over (b) any compensation waived by you from time to time (as more fully described below). You shall be entitled to receive during any month such interim payments of your fee hereunder as you shall request, provided that no such payment shall exceed 75 percent of the amount of your fee then accrued on the books of the Fund and unpaid.

     The "average daily net assets" of the Fund shall mean the average of the values placed on the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of the Fund shall always be determined pursuant to the applicable provisions of the Declaration and the Registration Statement. If the determination of net asset value does not take place for any particular day, then for the purposes of this section 5, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Fund's portfolio may be lawfully determined on that day. If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 5.

     You may waive all or a portion of your fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of your services. You shall be contractually bound hereunder by the terms of any publicly announced waiver of your fee, or any limitation of the Fund's expenses, as if such waiver or limitation were fully set forth herein.

     6. Avoidance of Inconsistent Position; Services Not Exclusive. In connection with purchases or sales of portfolio securities and other investments for the account of the Fund, neither you nor any of your directors, officers or employees shall act as a principal or agent or receive any commission. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for the Fund's account with brokers or dealers selected by you in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of the Fund, you shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

     Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and services to others. In acting under this Agreement, you shall be an independent contractor and not an agent of the Trust. Whenever the Fund and one or more other accounts or investment companies advised by you have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by you to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by you to be equitable. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund.

     7. Limitation of Liability of Manager. As an inducement to your undertaking to render services pursuant to this Agreement, the Trust agrees that you shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect you against any liability to the Trust, the Fund or its shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties hereunder.

     8. Duration and Termination of This Agreement. This Agreement shall remain in force until September 30, 1999, and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.

     This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Trust's Board of Trustees on 60 days' written notice to you, or by you on 60 days' written notice to the Trust. This Agreement shall terminate automatically in the event of its assignment.

     This Agreement may be terminated with respect to the Fund at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that you or any of your officers or directors has taken any action which results in a breach of your covenants set forth herein.

     9. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom.

     10. Limitation of Liability for Claims. The Declaration, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Investors Fund Series" refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder of the Fund, or Trustee, officer, employee or agent of the Trust, shall be subject to claims against or obligations of the Trust or of the Fund to any extent whatsoever, but that the Trust estate only shall be liable.

     You are hereby expressly put on notice of the limitation of liability as set forth in the Declaration and you agree that the obligations assumed by the Trust on behalf of the Fund pursuant to this Agreement shall be limited in all cases to the Fund and its assets, and you shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other series of the Trust, or from any Trustee, officer, employee or agent of the Trust. You understand that the rights and obligations of each Fund, or series, under the Declaration are separate and distinct from those of any and all other series.

     11. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "affiliated person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

     This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause the Fund to fail to comply with the requirements of Subchapter M of the Code.

     This Agreement shall supersede all prior investment advisory or management agreements entered into between you and the Trust on behalf of the Fund.

     If you are in agreement with the foregoing, please execute the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract effective as of the date of this Agreement.

                                Yours very truly,

                                INVESTORS FUND SERIES, on behalf of
                                [Name of Fund]

                                By:
                    ------------------------------------------------------------
                                Title:
                      ----------------------------------------------------------

     The foregoing Agreement is hereby accepted as of the date hereof.

                                SCUDDER KEMPER INVESTMENTS, INC.

                                By:
                    ------------------------------------------------------------
                                Title:
                      ----------------------------------------------------------

                                                                       EXHIBIT B

                    INVESTMENT OBJECTIVES AND ADVISORY FEES
               FOR FUNDS NOT INCLUDED IN THIS PROXY STATEMENT AND
                  ADVISED BY SCUDDER KEMPER INVESTMENTS, INC.

                                 SCUDDER FUNDS+

             FUND                         OBJECTIVE                     FEE RATE              ASSETS
             ----                         ---------                     --------              ------
MONEY MARKET FUNDS
 Government Money Market        High level of current income    0.250% of net assets++    $   83,870,139
   Series                       consistent with preservation
                                of capital and liquidity.
 Money Market Series            High level of current income    0.250% of net assets++    $1,041,528,715
                                consistent with preservation
                                of capital and liquidity.
 Scudder Cash Investment Trust  Stability of capital while      0.500% to $250 million    $1,182,012,567
                                maintaining liquidity of        0.450% next $250 million
                                capital and providing current   0.400% next $500 million
                                income.                         0.350% thereafter++
 Scudder U.S. Treasury Money    Safety, liquidity, and          0.500% of net assets++    $  388,528,203
   Fund                         stability of capital and,
                                consistent therewith, current
                                income.
U.S. INCOME FUNDS
 Scudder Corporate Bond Fund    A high level of current income  0.650% of net assets               N/A**
                                through investment primarily
                                in investment-grade corporate
                                debt securities.
 Scudder GNMA Fund              High current income primarily   0.650% to $200 million    $  392,444,820
                                from U.S. Government            0.600% next $300 million
                                guaranteed mortgage-backed      0.550% thereafter
                                Ginnie Mae securities.
 Scudder High Yield Bond Fund   A high level of current income  0.700% of net assets++    $  176,221,237
                                and, secondarily, capital
                                appreciation through
                                investment primarily in below
                                investment-grade domestic debt
                                securities.
 Scudder Income Fund            A high level of income,         0.650% to $200 million    $  695,255,717
                                consistent with the prudent     0.600% next $300 million
                                investment of capital, through  0.550% thereafter
                                a flexible investment program
                                emphasizing high-grade bonds.
 Scudder Short Term Bond Fund   High level of income            0.600% to $500 million    $1,165,531,162
                                consistent with a high degree   0.500% next $500 million
                                of principal stability by       0.450% next $500 million
                                investing primarily in high     0.400% next $500 million
                                quality short-term bonds        0.375% next $1 billion
                                                                0.350% thereafter
 Scudder Zero Coupon 2000 Fund  As high an investment return    0.600% of net assets++    $   20,453,972
                                over a selected period as is
                                consistent with investment in
                                U.S. Government securities and
                                the minimization of
                                reinvestment risk.

             FUND                         OBJECTIVE                     FEE RATE              ASSETS
             ----                         ---------                     --------              ------
GLOBAL INCOME FUNDS
 Scudder Emerging Markets       High current income and,        1.000% of net assets      $  323,628,082
   Income Fund                  secondarily, long term capital
                                appreciation by investing
                                primarily in high-yielding
                                debt securities issued by
                                governments and corporations
                                in emerging markets.
 Scudder Global Bond Fund       Total return with an emphasis   0.750% to $1 billion      $  135,113,465
                                on current income by investing  0.700% thereafter++
                                primarily in high-grade bonds
                                denominated in foreign
                                currencies and the U.S.
                                dollar. As a secondary
                                objective, the Fund will seek
                                capital appreciation.
 Scudder International Bond     Income primarily by investing   0.850% to $1 billion      $  145,818,767
   Fund                         in a managed portfolio of       0.800% thereafter++
                                high-grade international bonds
                                and, secondarily, protection
                                and possible enhancement of
                                principal value by actively
                                managing currency, bond market
                                and maturity exposure and by
                                security selection.
ASSET ALLOCATION FUNDS
 Scudder Pathway Balanced       Balance of growth and income    There will be no fee as   $  192,145,173
   Portfolio                    by investing in a mix of        the Manager will receive
                                Scudder money market, bond and  a fee from the
                                equity mutual funds.            underlying funds.
 Scudder Pathway Conservative   Current income and,             There will be no fee as   $   16,971,681
   Portfolio                    secondarily, long term growth   the Manager will receive
                                of capital by investing         a fee from the
                                substantially in Scudder bond   underlying funds.
                                mutual funds, but will have
                                some exposure to Scudder
                                equity mutual funds.
 Scudder Pathway Growth         Long term growth of capital by  There will be no fee as   $   49,574,256
   Portfolio                    investing predominantly in      the Manager will receive
                                Scudder equity mutual funds     a fee from the
                                designed to provide long term   underlying funds.
                                growth.
 Scudder Pathway International  Maximize total return,          There will be no fee as   $   11,728,045
   Portfolio                    consisting of capital           the Manager will receive
                                appreciation plus dividend      a fee from the
                                income and interest by          underlying funds.
                                investing in a select mix of
                                established international and
                                global Scudder Funds.
U.S. GROWTH AND INCOME FUNDS
 Scudder Balanced Fund          A balance of growth and income  0.700% of net assets++    $  158,711,908
                                from a diversified portfolio
                                of equity and fixed-income
                                securities and long term
                                preservation of capital
                                through a quality-oriented
                                investment approach designed
                                to reduce risk.

             FUND                         OBJECTIVE                     FEE RATE              ASSETS
             ----                         ---------                     --------              ------
 Scudder Dividend & Growth      High current income and long    0.750% of net assets               N/A**
   Fund                         term growth of capital through
                                investment in income paying
                                equity securities.
 Scudder Growth and Income      Long term growth of capital,    0.600% to $500 million    $6,833,584,122
   Fund                         current income and growth of    0.550% next $500 million
                                income.                         0.500% next $500 million
                                                                0.475% next $500 million
                                                                0.450% next $1 billion
                                                                0.425% next $1.5 billion
                                                                0.405% next 1.5 billion
                                                                0.3875% next $4 billion
                                                                0.370% over $10 billion*
U.S. GROWTH FUNDS
 Classic Growth Fund            Long term growth of capital     0.700% of net assets++    $   53,225,783
                                with reduced share price
                                volatility compared to other
                                growth mutual funds.
 Scudder 21st Century Growth    Long term growth of capital by  1.000% of net assets++    $   23,296,176
   Fund                         investing primarily in the
                                securities of emerging growth
                                companies poised to be leaders
                                in the 21st century.
 Scudder Development Fund       Long term growth of capital by  1.000% to $500 million    $  845,405,075
                                investing primarily in          0.950% next $500 million
                                securities of small and medium  0.900% thereafter
                                size growth companies.
 Scudder Financial Services     Long term growth of capital by  0.750% of net assets++    $   36,926,469@
   Fund                         investing primarily in common
                                stocks and other equity
                                securities of companies in a
                                group of related industries.
 Scudder Health Care Fund       Long term growth of capital by  0.850% of next assets++   $   40,923,873@
                                investing primarily in common
                                stocks and other equity
                                securities of companies in a
                                group of related industries.
 Scudder Large Company Growth   Long term growth of capital     0.700% of net assets      $  288,064,975
   Fund (formerly Scudder       through investment primarily
   Quality Growth Fund)         in the equity securities of
                                seasoned, financially strong
                                U.S. growth companies.
 Scudder Large Company Value    Maximize long term capital      0.750% to $500 million    $2,212,733,138
   Fund (formerly Scudder       appreciation through a value    0.650% next $500 million
   Capital Growth Fund)         driven investment program.      0.600% next $500 million
                                                                0.550% next $500 million
                                                                0.500% next $1.0 billion*
 Scudder Micro Cap Fund         Long term growth of capital by  0.750% of net assets      $   91,627,404
                                investing primarily in a
                                diversified portfolio of U.S.
                                micro-cap common stocks.
 Scudder Real Estate            Long term capital growth and    0.800% of net assets++    $   20,435,489
   Investment Fund              current income by investing
                                primarily in equity securities
                                of companies in the real
                                estate industry.

             FUND                         OBJECTIVE                     FEE RATE              ASSETS
             ----                         ---------                     --------              ------
 Scudder S&P 500 Index Fund     Investment results that,        0.100% of net assets++    $   16,912,276
                                before expenses, correspond to
                                the total return of common
                                stocks publicly traded in the
                                United States, as represented
                                by the Standard & Poor's 500
                                Composite Stock Price Index.
 Scudder Small Company Value    Long term growth of capital by  0.750% of net assets      $  123,398,822
   Fund                         investing primarily in
                                undervalued stocks of small
                                U.S. companies.
 Scudder Technology Fund        Long term growth of capital by  0.850% of net assets++    $   37,159,344@
                                investing primarily in common
                                stocks and other equity
                                securities of companies in a
                                group of related industries.
 Value Fund                     Long term growth of capital     0.700% to $500 million    $  297,979,779
                                through investment in           0.650% over $500
                                undervalued equity securities.  million*
GLOBAL GROWTH FUNDS
 Global Discovery Fund          Above-average capital           1.100% of net assets      $  349,121,954
                                appreciation over the long
                                term by investing primarily in
                                the equity securities of small
                                companies located throughout
                                the world.
 Scudder Emerging Markets       Long term growth of capital     1.25% of net assets++     $  219,624,481
   Growth Fund                  primarily through equity
                                investment in emerging markets
                                around the globe.
 Scudder Global Fund            Long term growth of capital     1.000% to $500 million    $1,766,207,742
                                through a diversified           0.950% next $500 million
                                portfolio of marketable         0.900% next $500 million
                                securities, primarily equity    0.850% over $1.5 billion
                                securities, including common
                                stock, preferred stocks and
                                debt securities convertible
                                into common stocks.
 Scudder Gold Fund              Maximum return (principal       1.000% of net assets      $  132,131,545
                                change and income) consistent
                                with investing in a portfolio
                                of gold-related equity
                                securities and gold.
 Scudder Greater Europe Growth  Long term growth of capital     1.00% to $1 billion       $  195,514,335
   Fund                         through investments primarily   0.90% thereafter*
                                in the equity securities of
                                European companies.
 Scudder International Fund     Long term growth of capital     0.900% to $500 million    $2,884,919,345
                                primarily from foreign equity   0.850% next $500 million
                                securities.                     0.800% next $1 billion
                                                                0.750% next $1 billion
                                                                0.700% thereafter
 Scudder International Growth   Long term growth of capital     1.000% of net assets++    $   48,880,164
   and Income Fund              and current income primarily
                                from foreign equity
                                securities.

             FUND                         OBJECTIVE                     FEE RATE              ASSETS
             ----                         ---------                     --------              ------
 Scudder International Growth   Long term capital appreciation  1.000% of net assets               N/A**
   Fund                         through investment primarily
                                in the equity securities of
                                foreign companies with high
                                growth potential.
 Scudder International Value    Long term capital appreciation  1.000% of net assets               N/A**
   Fund                         through investment primarily
                                in undervalued foreign equity
                                securities.
 Scudder Latin America Fund     Long term capital appreciation  1.250% to $1 billion      $  882,555,049
                                through investment primarily    1.150% thereafter
                                in the securities of Latin
                                American issuers.
 Scudder Pacific Opportunities  Long term growth of capital     1.100% of net assets      $  147,276,692
   Fund                         primarily through investment
                                in the equity securities of
                                Pacific Basin companies,
                                excluding Japan.
 The Japan Fund, Inc.           Long term capital appreciation  0.850% to $100 million    $  265,181,931
                                through investment primarily    0.750% next $200 million
                                in equity securities,           0.700% next $300 million
                                (including American Depository  0.650% thereafter
                                Receipts of Japanese
                                companies).
CLOSED-END FUNDS
 The Argentina Fund, Inc.       Long term capital appreciation  Adviser:                  $  135,327,320
                                through investment primarily    1.100% of net assets
                                in equity securities of         Sub-Adviser:
                                Argentine issuers.              Paid by Adviser. 0.100%
                                                                of net assets
 The Brazil Fund, Inc.          Long term capital appreciation  1.200% to $150 million    $  429,429,751
                                through investment primarily    1.050% next $150 million
                                in equity securities of         1.000% next $200 million
                                Brazilian issuers.              0.900% thereafter
                                                                Administrator: Receives
                                                                an annual fee of $50,000
 The Korea Fund, Inc.           Long term capital appreciation  Adviser:                  $  406,244,000
                                through investment primarily    1.150% to $50 million
                                in equity securities of Korean  1.100% next $50 million
                                companies.                      1.000% next $250 million
                                                                0.950% next $400 million
                                                                0.900% thereafter
                                                                Sub-Adviser -- Daewoo:
                                                                Paid by Adviser.
                                                                0.2875% to $50 million
                                                                0.275% next $50 million
                                                                0.250% next $250 million
                                                                0.2375% next
                                                                $400 million
                                                                0.225% thereafter
 Montgomery Street Income       High level of current income    0.500% to $150 million    $  207,315,702
   Securities, Inc.             consistent with prudent         0.450% next $50 million
                                investment risks through a      0.400% thereafter
                                diversified portfolio
                                primarily of debt securities.

             FUND                         OBJECTIVE                     FEE RATE              ASSETS
             ----                         ---------                     --------              ------
 Scudder Global High Income     High level of current income    1.200% of net assets      $   80,721,844
   Fund, Inc. (formerly The     and, secondarily, capital
   Latin America Dollar Income  appreciation through
   Fund, Inc.)                  investment principally in
                                dollar-denominated Latin
                                American debt instruments.
 Scudder New Asia Fund, Inc.    Long term capital appreciation  1.250% to $75 million     $   98,866,168
                                through investment primarily    1.150% next $125 million
                                in equity securities of Asian   1.100% thereafter
                                companies.
 Scudder New Europe Fund, Inc.  Long term capital appreciation  1.250% to $75 million     $  320,293,393
                                through investment primarily    1.150% next $125 million
                                in equity securities of         1.100% thereafter
                                companies traded on smaller or
                                emerging European markets and
                                companies Inc. that are viewed
                                as likely to benefit from
                                changes and developments
                                throughout Europe.
 Scudder Spain and Portugal     Long term capital appreciation  Adviser:                  $  112,909,567
   Fund, Inc.                   through investment primarily    1.000% of net assets
                                in equity securities of         Administrator:
                                Spanish & Portuguese issuers.   0.200% of net assets
INSURANCE PRODUCTS
 Scudder Variable Life          Balance of growth and income,   0.475% of net assets      $  118,373,215
   Investment Fund Balanced     as well as long term
   Portfolio                    preservation of capital, from
                                a diversified portfolio of
                                equity and fixed income
                                securities.
 Scudder Variable Life          High level of income from a     0.475% of net assets      $   81,387,032
   Investment Fund Bond         high quality portfolio of
   Portfolio                    bonds.
 Scudder Variable Life          Maximize long term capital      0.475% to $500 million    $  676,317,582
   Investment Fund Capital      growth from a portfolio         0.450% thereafter
   Growth Portfolio             consisting primarily of equity
                                securities.
 Scudder Variable Life          Above-average capital           0.975% of net assets++    $   20,115,141
   Investment Fund Global       appreciation over the long
   Discovery Portfolio          term by investing primarily in
                                the equity securities of small
                                companies located throughout
                                the world.
 Scudder Variable Life          Long term growth of capital,    0.475% of net assets      $  163,603,606
   Investment Fund Growth and   current income and growth of
   Income Portfolio             income from a portfolio
                                consisting primarily of common
                                stocks and securities
                                convertible into common
                                stocks.
 Scudder Variable Life          Long term growth of capital     0.875% to $500 million    $  427,237,880
   Investment Fund              principally from a diversified  0.725% thereafter
   International Portfolio      portfolio of foreign equity
                                securities.
 Scudder Variable Life          Stability of capital and        0.370% of net assets      $  102,576,377
   Investment Fund Money        current income from a
   Market Portfolio             portfolio of money market
                                instruments.

             FUND                         OBJECTIVE                     FEE RATE              ASSETS
             ----                         ---------                     --------              ------
AARP FUNDS
 AARP Balanced Stock and Bond   Long term capital growth and    0.350% to $2 billion      $  638,356,257
   Fund                         income, consistent with a       0.330% next $2 billion
                                share price more stable than    0.300% next $2 billion
                                other balanced mutual funds,    0.280% next $2 billion
                                through investment in a         0.260% next $3 billion
                                combination of stocks, bonds    0.250% next $3 billion
                                and cash reserves.              0.240% thereafter
                                                                INDIVIDUAL FUND FEE
                                                                0.190% of net assets
 AARP Bond Fund for Income      High level of current income,   0.350% to $2 billion      $   58,324,146
                                consistent with greater share   0.330% next $2 billion
                                price stability than other      0.300% next $2 billion
                                long term bond mutual funds,    0.280% next $2 billion
                                through investment primarily    0.260% next $3 billion
                                in investment-grade debt        0.250% next $3 billion
                                securities.                     0.240% thereafter++
                                                                INDIVIDUAL FUND FEE
                                                                0.280% of net assets
 AARP Capital Growth Fund       Long term capital growth,       0.350% to $2 billion      $1,228,379,954
                                consistent with a share price   0.330% next $2 billion
                                more stable than other growth   0.280% next $2 billion
                                funds, through investment in a  0.260% next $3 billion
                                combination of common stocks    0.250% next $3 billion
                                and securities convertible      0.240% thereafter
                                into common stocks.             INDIVIDUAL FUND FEE
                                                                0.320% of net assets
 AARP Diversified Growth        Long term growth of capital     There will be no fee as   $   61,796,818
   Portfolio                    through investment primarily    the manager will receive
                                in AARP stock mutual funds.     a fee
 AARP Diversified Income with   Current income with modest      There will be no fee as   $   43,446,418
   Growth Portfolio             long term appreciation through  the manager will receive
                                investment primarily in AARP    a fee
                                bond mutual funds.
 AARP Global Growth Fund        Long term capital growth,       0.350% to $2 billion      $  148,029,373
                                consistent with a share price   0.330% next $2 billion
                                more stable than other global   0.300% next $2 billion
                                funds, through investment       0.280% next $2 billion
                                primarily in common stocks of   0.260% next $3 billion
                                established corporations in a   0.250% next $3 billion
                                wide variety of developed       0.240% thereafter
                                countries.                      INDIVIDUAL FUND FEE
                                                                0.550% of net assets
 AARP GNMA and U.S. Treasury    High level of current income,   0.350% to $2 billion      $4,583,980,460
   Fund                         consistent with greater share   0.330% next $2 billion
                                price stability than other      0.300% next $2 billion
                                GNMA mutual funds, through      0.280% next $2 billion
                                investment primarily in high    0.260% next $3 billion
                                quality U.S. Government-        0.250% next $3 billion
                                guaranteed GNMA securities and  0.240% thereafter
                                U.S. Treasury obligations.      INDIVIDUAL FUND FEE
                                                                0.120% of net assets

             FUND                         OBJECTIVE                     FEE RATE              ASSETS
             ----                         ---------                     --------              ------
 AARP Growth and Income Fund    Long term capital growth and    0.350% to $2 billion      $6,606,012,897
                                income, consistent with a       0.330% next $2 billion
                                share price more stable than    0.300% next $2 billion
                                other growth and income mutual  0.280% next $2 billion
                                funds, through investment       0.260% next $3 billion
                                primarily in common stocks      0.250% next $3 billion
                                with above-average dividend     0.240% thereafter
                                yields and securities           INDIVIDUAL FUND FEE
                                convertible into common         0.190% of net assets
                                stocks.
 AARP High Quality Short Term   High level of current income,   0.350% to $2 billion      $  454,869,518
   Bond Fund                    consistent with greater share   0.330% next $2 billion
                                price stability than other      0.300% next $2 billion
                                short-term bond mutual funds,   0.280% next $2 billion
                                through investment primarily    0.260% next $3 billion
                                in a portfolio of high          0.250% next $3 billion
                                quality, short-term             0.240% thereafter
                                securities.                     INDIVIDUAL FUND FEE
                                                                0.190% of net assets
 AARP High Quality Money Fund   Current income consistent with  0.350% to $2 billion      $  471,310,867
                                maintaining stability and       0.330% next $2 billion
                                safety of principal and a       0.300% next $2 billion
                                constant net asset value of     0.280% next $2 billion
                                $1.00 per share while offering  0.260% next $3 billion
                                liquidity, through investment   0.250% next $3 billion
                                in high quality securities.     0.240% thereafter
                                                                INDIVIDUAL FUND FEE
                                                                0.100% of net assets
 AARP High Quality Tax Free     Current income free from        0.350% to $2 billion      $  102,613,893
   Money Fund                   federal income taxes            0.330% next $2 billion
                                consistent with maintaining     0.300% next $2 billion
                                stability and safety of         0.280% next $2 billion
                                principal and a constant net    0.260% next $3 billion
                                asset value of $1.00 per share  0.250% next $3 billion
                                while offering liquidity,       0.240% thereafter
                                through investment in           INDIVIDUAL FUND FEE
                                high-quality municipal          0.100% of net assets
                                securities.
 AARP Insured Tax Free General  High level of current income    0.350% to $2 billion      $1,712,008,168
   Bond Fund                    free from federal income        0.330% next $2 billion
                                taxes, consistent with greater  0.300% next $2 billion
                                share price stability than      0.280% next $2 billion
                                other insured tax-free general  0.260% next $3 billion
                                bond mutual funds, through      0.250% next $3 billion
                                investment primarily in high    0.240% thereafter
                                quality municipal securities    INDIVIDUAL FUND FEE
                                covered by insurance.           0.190% of net assets
 AARP International Growth and  Long term capital growth,       0.350% to $2 billion      $   20,259,062
   Income Fund                  consistent with a share price   0.330% next $2 billion
                                more stable than other          0.300% next $2 billion
                                international mutual funds,     0.280% next $2 billion
                                through investment primarily    0.260% next $3 billion
                                in a diversified portfolio of   0.250% next $3 billion
                                foreign common stocks with      0.240% thereafter++
                                above-average dividend yields   INDIVIDUAL FUND FEE
                                and foreign securities          0.600% of net assets
                                convertible into common
                                stocks.

             FUND                         OBJECTIVE                     FEE RATE              ASSETS
             ----                         ---------                     --------              ------
 AARP Small Company Stock Fund  Long term growth of capital,    0.350% to $2 billion      $   50,271,473
                                consistent with a share price   0.330% next $2 billion
                                more stable than other small    0.300% next $2 billion
                                company stock mutual funds,     0.280% next $2 billion
                                through investment primarily    0.260% next $3 billion
                                in common stocks of small U.S.  0.250% next $3 billion
                                companies.                      0.240% thereafter++
                                                                INDIVIDUAL FUND FEE
                                                                0.550% of net assets
 AARP U.S. Stock Index Fund     Long term capital growth and    0.350% to $2 billion      $   38,085,073
                                income, consistent with         0.330% next $2 billion
                                greater share price stability   0.300% next $2 billion
                                than an S&P 500 Index mutual    0.280% next $2 billion
                                fund, by taking an indexing     0.260% next $3 billion
                                approach to investing in        0.250% next $3 billion
                                common stocks, emphasizing      0.240% thereafter++
                                higher dividend stocks while    INDIVIDUAL FUND FEE
                                maintaining investment          0.000% of net assets
                                characteristics otherwise
                                similar to the S&P 500 Index.

------------------------------
  + The information provided below is shown as of the end of each Fund's last fiscal year, unless otherwise noted.

 ++ Subject to waivers and/or expense limitations.

  * The addition of this breakpoint is effective 9/30/98.

 ** Fee information is not available for Scudder Dividend & Growth Fund, which commenced operations on June 1, 1998; Scudder Corporate Bond Fund, which commenced operations on August 31, 1998; or Scudder International Growth Fund and Scudder International Value Fund, each of which commenced operations on September 1, 1998.

 @ Net asset information is provided for the semi-annual period ended May 31, 1998.

                                 KEMPER FUNDS+

         TRUST/FUND                      OBJECTIVE                    FEE RATE              ASSETS
         ----------                      ---------                    --------              ------
EQUITY/GROWTH STYLE FUNDS
 Kemper Aggressive Growth      Capital appreciation through   0.650% of net assets      $   11,609,000
   Fund                        the use of aggressive          plus or minus an
                               investment techniques.         incentive fee based on
                                                              the performance of the
                                                              Standard & Poor's 500
                                                              Stock Index, which may
                                                              result in a fee ranging
                                                              from 0.450 of 1.000% to
                                                              0.850 of 1.000% of net
                                                              assets
 Kemper Blue Chip Fund         Growth of capital and income.  0.580% to $250 million    $  446,891,000
                                                              0.550% next $750 million
                                                              0.530% next $1.5 billion
                                                              0.510% next $2.5 billion
                                                              0.480% next $2.5 billion
                                                              0.460% next $2.5 billion
                                                              0.440% next $2.5 billion
                                                              0.420% thereafter
 Kemper Growth Fund            Growth of capital through      0.580% to $250 million    $2,827,565,000
                               professional management and    0.550% next $750 million
                               diversification of investment  0.530% next $1.5 billion
                               securities having potential    0.510% next $2.5 billion
                               for capital appreciation.      0.480% next $2.5 billion
                                                              0.460% next $2.5 billion
                                                              0.440% next $2.5 billion
                                                              0.420% thereafter
 Kemper Quantitative Equity    Growth of capital and          0.580% to $250 million    $   11,217,000
   Fund                        reduction of risk through      0.550% next $750 million
                               professional management of a   0.530% next $1.5 billion
                               diversified portfolio of       0.510% next $2.5 billion
                               equity securities.             0.480% next $2.5 billion
                                                              0.460% next $2.5 billion
                                                              0.440% next $2.5 billion
                                                              0.420% thereafter
 Kemper Small Capitalization   Maximum capital appreciation.  0.650% of net assets      $1,095,478,000
   Equity Fund                                                plus or minus an
                                                              incentive fee based on
                                                              the performance of the
                                                              Standard & Poor's 500
                                                              Stock Index, which may
                                                              result in a fee ranging
                                                              from 0.350 of 1.000% to
                                                              0.950 of 1.000% of net
                                                              assets
Kemper Technology Fund         Growth of capital.             0.580% to $250 million    $1,209,723,000
                                                              0.550% next $750 million
                                                              0.530% next $1.5 billion
                                                              0.510% next $2.5 billion
                                                              0.480% next $2.5 billion
                                                              0.460% next $2.5 billion
                                                              0.440% next $2.5 billion
                                                              0.420% thereafter

         TRUST/FUND                      OBJECTIVE                    FEE RATE              ASSETS
         ----------                      ---------                    --------              ------
Kemper Total Return Fund       The highest total return, a    0.580% to $250 million    $3,241,383,000
                               combination of income and      0.550% next $750 million
                               capital gain, consistent with  0.530% next $1.5 billion
                               reasonable risk.               0.510% next $2.5 billion
                                                              0.480% next $2.5 billion
                                                              0.460% next $2.5 billion
                                                              0.440% next $2.5 billion
                                                              0.420% thereafter
Kemper Value + Growth Fund     Growth of capital through      0.720% to $250 million    $   97,741,000
                               professional management of     0.690% next $750 million
                               growth and value stocks.       0.660% next $1.5 billion
                                                              0.640% next $2.5 billion
                                                              0.600% next $2.5 billion
                                                              0.580% next $2.5 billion
                                                              0.560% next $2.5 billion
                                                              0.540% thereafter
EQUITY/VALUE STYLE FUNDS
 Kemper Contrarian Fund        Long-term capital              0.750% to $250 million    $  178,115,000
                               appreciation and,              0.720% next $750 million
                               secondarily, current income.   0.700% next $1.5 billion
                                                              0.680% next $2.5 billion
                                                              0.650% next $2.5 billion
                                                              0.640% next $2.5 billion
                                                              0.630% next $2.5 billion
                                                              0.620% thereafter
 Kemper Small Cap Relative     Long-term capital              0.750% to $250 million               N/A*
   Value Fund                  appreciation.                  0.720% next $750 million
                                                              0.700% next $1.5 billion
                                                              0.680% next $2.5 billion
                                                              0.650% next $2.5 billion
                                                              0.640% next $2.5 billion
                                                              0.630% next $2.5 billion
                                                              0.620% thereafter**
 Kemper Small Cap Value Fund   Long-term capital              0.750% to $250 million    $1,263,144,000
                               appreciation                   0.720% next $750 million
                                                              0.700% next $1.5 billion
                                                              0.680% next $2.5 billion
                                                              0.650% next $2.5 billion
                                                              0.640% next $2.5 billion
                                                              0.630% next $2.5 billion
                                                              0.620% thereafter
 Kemper U.S. Growth and        Long-term growth of capital,   0.600% to $250 million    $    3,864,000***
   Income Fund                 current income and growth of   0.570% next $750 million
                               income.                        0.550% next $1.5 billion
                                                              0.530% thereafter
 Kemper-Dreman Financial       Long-term capital              0.750% to $250 million               N/A*
   Services Fund               appreciation by investing      0.720% next $750 million
                               primarily in common stocks     0.700% next $1.5 billion
                               and other equity securities    0.680% next $2.5 billion
                               of companies in the financial  0.650% next $2.5 billion
                               services industry believed by  0.640% next $2.5 billion
                               the Fund's investment manager  0.630% next $2.5 billion
                               to be undervalued.             0.620% thereafter**

         TRUST/FUND                      OBJECTIVE                    FEE RATE              ASSETS
         ----------                      ---------                    --------              ------
 Kemper-Dreman High Return     High total rate of return.     0.750% to $250 million               N/A*
   Equity Fund                                                0.720% next $750 million
                                                              0.700% next $1.5 billion
                                                              0.680% next $2.5 billion
                                                              0.650% next $2.5 billion
                                                              0.640% next $2.5 billion
                                                              0.630% next $2.5 billion
                                                              0.620% thereafter
GLOBAL AND INTERNATIONAL FUNDS
 Kemper Asian Growth Fund      Long-term capital growth by    0.850% to $250 million    $    6,398,000
                               investing in a diversified     0.820% next $750 million
                               portfolio of Asian equity      0.800% next $1.5 billion
                               securities.                    0.780% next $2.5 billion
                                                              0.750% next $2.5 billion
                                                              0.740% next $2.5 billion
                                                              0.730% next $2.5 billion
                                                              0.720% thereafter**
 Kemper Emerging Markets       Long-term growth of capital    1.250% of net assets**    $    1,147,000@
   Growth Fund                 primarily through equity
                               investment in emerging
                               markets around the globe.
 Kemper Emerging Markets       High current income and,       1.000% of net assets**    $    5,616,000@
   Income Fund                 secondarily, long-term
                               capital appreciation.
 Kemper Europe Fund            Long-term capital growth by    0.750% to $250 million    $   23,910,000
                               investing in a diversified     0.720% next $750 million
                               portfolio of European equity   0.700% next $1.5 billion
                               securities.                    0.680% next $2.5 billion
                                                              0.650% next $2.5 billion
                                                              0.640% next $2.5 billion
                                                              0.630% next $2.5 billion
                                                              0.620% thereafter
 Kemper Global Blue Chip Fund  Long-term growth of capital    1.000% to $250 million    $    3,663,000@
                               through a diversified          0.950% next $750 million
                               worldwide portfolio of         0.900% thereafter**
                               marketable securities,
                               primarily equity securities.
 Kemper Global Income Fund     High current income            0.750% to $250 million    $   99,054,000
                               consistent with prudent total  0.720% next $750 million
                               return asset management by     0.700% next $1.5 billion
                               investing in a portfolio of    0.680% next $2.5 billion
                               investment grade foreign and   0.650% next $2.5 billion
                               domestic fixed income          0.640% next $2.5 billion
                               securities.                    0.630% next $2.5 billion
                                                              0.620% thereafter
 Kemper International Fund     Total return, a combination    0.750% to $250 million    $  588,069,000
                               of capital growth and income,  0.720% next $750 million
                               principally through an         0.700% next $1.5 billion
                               internationally diversified    0.680% next $2.5 billion
                               portfolio of equity            0.650% next $2.5 billion
                               securities.                    0.640% next $2.5 billion
                                                              0.630% next $2.5 billion
                                                              0.620% thereafter
 Kemper International Growth   Long-term growth of capital    1.000% of net assets**    $    1,556,000@
   and Income Fund             and income, primarily from
                               foreign equity securities.

         TRUST/FUND                      OBJECTIVE                    FEE RATE              ASSETS
         ----------                      ---------                    --------              ------
 Kemper Latin America Fund     Long-term capital              1.250% to $250 million    $    1,441,000@
                               appreciation through           1.200% next $750 million
                               investment primarily in the    1.150% thereafter**
                               securities of Latin American
                               issuers.
ASSET ALLOCATION FUNDS
 Kemper Horizon 10+ Portfolio  A balance between growth of    0.580% to $250 million    $  106,339,000
                               capital and income,            0.550% next $750 million
                               consistent with moderate       0.530% next $1.5 billion
                               risk.                          0.510% next $2.5 billion
                                                              0.480% next $2.5 billion
                                                              0.460% next $2.5 billion
                                                              0.440% next $2.5 billion
                                                              0.420% thereafter
 Kemper Horizon 20+ Portfolio  Growth of capital and,         0.580% to $250 million    $  110,076,000
                               secondarily, income.           0.550% next $750 million
                                                              0.530% next $1.5 billion
                                                              0.510% next $2.5 billion
                                                              0.480% next $2.5 billion
                                                              0.460% next $2.5 billion
                                                              0.440% next $2.5 billion
                                                              0.420% thereafter
 Kemper Horizon 5 Portfolio    Income consistent with         0.580% to $250 million    $   55,335,000
                               preservation of capital and,   0.550% next $750 million
                               secondarily, growth of         0.530% next $1.5 billion
                               capital.                       0.510% next $2.5 billion
                                                              0.480% next $2.5 billion
                                                              0.460% next $2.5 billion
                                                              0.440% next $2.5 billion
                                                              0.420% thereafter
TARGET EQUITY FUNDS
 Kemper Retirement Fund--      Long-term capital growth with  0.500% of net assets      $  106,339,000
   Series I                    guaranteed return of
                               investment on the maturity
                               date to investors who
                               reinvest all dividends and
                               hold their shares to the
                               maturity date.
 Kemper Retirement Fund--      Long-term capital growth with  0.500% of net assets      $  158,437,000
   Series II                   guaranteed return of
                               investment on the maturity
                               date to investors who
                               reinvest all dividends and
                               hold their shares to the
                               maturity date.
 Kemper Retirement Fund--      Long-term capital growth with  0.500% of net assets      $  118,084,000
   Series III                  guaranteed return of
                               investment on the maturity
                               date to investors who
                               reinvest all dividends and
                               hold their shares to the
                               maturity date.
 Kemper Retirement Fund--      Long-term capital growth with  0.500% of net assets      $  124,417,000
   Series IV                   guaranteed return of
                               investment on the maturity
                               date to investors who
                               reinvest all dividends and
                               hold their shares to the
                               maturity date.

         TRUST/FUND                      OBJECTIVE                    FEE RATE              ASSETS
         ----------                      ---------                    --------              ------
 Kemper Retirement Fund--      Long-term capital growth with  0.500% of net assets      $  125,886,000
   Series V                    guaranteed return of
                               investment on the maturity
                               date to investors who
                               reinvest all dividends and
                               hold their shares to the
                               maturity date.
 Kemper Retirement             Long-term capital growth with  0.500% of net assets      $   70,487,000
   Fund--Series VI             guaranteed return of
                               investment on the maturity
                               date to investors who
                               reinvest all dividends and
                               hold their shares to the
                               maturity date.
 Kemper Retirement             Long-term capital growth with  0.500% of net assets      $   25,787,000
   Fund--Series VII            guaranteed return of
                               investment on the maturity
                               date to investors who
                               reinvest all dividends and
                               hold their shares to the
                               maturity date.
 Kemper Worldwide 2004 Fund    Total return with guaranteed   0.600% of net assets      $   33,070,000
                               return of investment on the
                               maturity date to investors
                               who reinvest all their
                               dividends and hold their
                               shares to the maturity date
                               (11/15/2004).
INCOME FUNDS
 Kemper Adjustable Rate U.S.   High current income            0.550% to $250 million    $   81,967,000
   Government Fund             consistent with low            0.520% next $750 million
                               volatility of principal.       0.500% next $1.5 billion
                                                              0.480% next $2.5 billion
                                                              0.450% next $2.5 billion
                                                              0.430% next $2.5 billion
                                                              0.410% next $2.5 billion
                                                              0.400% thereafter
 Kemper Diversified Income     High current return.           0.580% to $250 million    $  861,543,000
   Fund                                                       0.550% next $750 million
                                                              0.530% next $1.5 billion
                                                              0.510% next $2.5 billion
                                                              0.480% next $2.5 billion
                                                              0.460% next $2.5 billion
                                                              0.440% next $2.5 billion
                                                              0.420% thereafter
 Kemper High Yield Fund        The highest level of current   0.580% to $250 million    $4,939,302,000
                               income from a professionally   0.550% next $750 million
                               managed, diversified           0.530% next $1.5 billion
                               portfolio of fixed income      0.510% next $2.5 billion
                               securities consistent with     0.480% next $2.5 billion
                               reasonable risk.               0.460% next $2.5 billion
                                                              0.440% next $2.5 billion
                                                              0.420% thereafter
 Kemper High Yield             Total return through high      0.650% to $250 million    $   16,188,000
   Opportunity Fund            current income and capital     0.620% next $750 million
                               appreciation.                  0.600% next $1.5 billion
                                                              0.580% next $2.5 billion
                                                              0.550% next $2.5 billion
                                                              0.530% next $2.5 billion
                                                              0.510% next $2.5 billion
                                                              0.490% thereafter

         TRUST/FUND                      OBJECTIVE                    FEE RATE              ASSETS
         ----------                      ---------                    --------              ------
 Kemper Income and Capital     As high a level of current     0.550% to $250 million    $  613,470,000
   Preservation Fund           income as is consistent with   0.520% next $750 million
                               preservation of capital.       0.500% next $1.5 billion
                                                              0.480% next $2.5 billion
                                                              0.450% next $2.5 billion
                                                              0.430% next $2.5 billion
                                                              0.410% next $2.5 billion
                                                              0.400% thereafter
 Kemper Short-Intermediate     High current income and        0.550% to $250 million    $  171,400,000
   Government Fund             preservation of capital, with  0.520% next $750 million
                               equal emphasis, from a         0.500% next $1.5 billion
                               portfolio primarily            0.480% next $2.5 billion
                               consisting of short-and        0.450% next $2.5 billion
                               intermediate-term U.S.         0.430% next $2.5 billion
                               Government securities.         0.410% next $2.5 billion
                                                              0.400% thereafter
 Kemper U.S. Government        High current income,           0.450% to $250 million    $3,642,027,000
   Securities Fund             liquidity and security of      0.430% next $750 million
                               principal.                     0.410% next $1.5 billion
                                                              0.400% next $2.5 billion
                                                              0.380% next $2.5 billion
                                                              0.360% next $2.5 billion
                                                              0.340% next $2.5 billion
                                                              0.320% thereafter
 Kemper U.S. Mortgage Fund     Maximum current return from    0.550% to $250 million    $2,497,825,000
                               U.S. Government securities.    0.520% next $750 million
                                                              0.500% next $1.5 billion
                                                              0.480% next $2.5 billion
                                                              0.450% next $2.5 billion
                                                              0.430% next $2.5 billion
                                                              0.410% next $2.5 billion
                                                              0.400% thereafter
CLOSED-END FUNDS
 The Growth Fund of Spain,     Long-term capital              1.000% of net assets      $  315,059,000
   Inc.                        appreciation by investing
                               primarily in equity
                               securities of Spanish
                               companies.
 Kemper High Income Trust      Highest current income         0.850% of net assets      $  222,919,000
                               obtainable consistent with
                               reasonable risk with capital
                               gains secondary.
 Kemper Intermediate           High current income            0.800% of net assets(1)   $  267,218,000
   Government Trust            consistent with preservation
                               of capital by investing in
                               U.S. and foreign government
                               securities.
 Kemper Multi-Market Income    High current income            0.850% of net assets(2)   $  217,508,000
   Trust                       consistent with prudent total
                               return asset management by
                               investing in a diversified
                               portfolio of investment grade
                               tax-exempt securities.
 Kemper Municipal Income       High level of current income   0.550% of net assets(2)   $  686,179,000
   Trust                       exempt from federal income
                               tax.

         TRUST/FUND                      OBJECTIVE                    FEE RATE              ASSETS
         ----------                      ---------                    --------              ------
 Kemper Strategic Income Fund  High current income by         0.850% of net assets(2)   $   53,129,000
                               investing its assets in a
                               combination of lower-rated
                               corporate fixed-income
                               securities, fixed-income
                               securities of emerging market
                               and other foreign issuers
                               and, fixed-income securities
                               of the U.S. Government and
                               its agencies and
                               instrumentalities and private
                               mortgage-backed issuers.
 Kemper Strategic Municipal    High level of current income   0.600% of net assets(2)   $  130,895,000
   Income Trust                exempt from federal income
                               tax by investing in a
                               diversified portfolio of
                               tax-exempt municipal
                               securities.
MONEY MARKET FUNDS
 Government Securities         Maximum current income to the  0.220% to $500 million    $  810,001,000
   Portfolio (Cash Account     extent consistent with         0.200% next $500 million
   Trust)                      stability of capital from a    0.175% next $1 billion
                               portfolio of U.S. Government   0.160% next $1 billion
                               obligations.                   0.150% thereafter(1)**
 Government Securities         Maximum current income to the  0.220% to $500 million    $  391,861,000
   Portfolio (Cash Equivalent  extent consistent with         0.200% next $500 million
   Fund)                       stability of capital from a    0.175% next $1 billion
                               portfolio of U.S. Government   0.160% next $1 billion
                               obligations.                   0.150% thereafter(1)
 Government Securities         Maximum current income to the  0.150% of net             $  312,194,000
   Portfolio (Investors Cash   extent consistent with         assets(1)**
   Trust)                      stability of capital by
                               investing in U.S. Government
                               obligations and repurchase
                               agreements.
 Investors Florida Municipal   Maximum current income exempt  0.220% to $500 million    $    7,611,000
   Cash Fund                   from federal income taxes to   0.200% next $500 million
                               the extent consistent with     0.175% next $1 billion
                               stability of capital.          0.160% next $1 billion
                                                              0.150% thereafter(1)**
 Investors Michigan Municipal  Maximum current income exempt  0.22% to $500 million                N/A*
   Cash Fund                   from federal and Michigan      0.20% next $500 million
                               income taxes to the extent     0.175% next $1 billion
                               consistent with stability of   0.16% next $1 billion
                               capital                        0.15% thereafter
 Investors New Jersey          Maximum current income exempt  0.220% to $500 million    $    4,665,000
   Municipal Cash Fund         from federal and New Jersey    0.200% next $500 million
                               income taxes to the extent     0.175% next $1 billion
                               consistent with stability of   0.160% next $1 billion
                               capital.                       0.150% thereafter(3)**
 Investors Pennsylvania        Maximum current income exempt  0.220% to $500 million    $    3,195,000
   Municipal Cash Fund         from federal and Pennsylvania  0.200% next $500 million
                               income taxes to the extent     0.175% next $1 billion
                               consistent with stability of   0.160% next $1 billion
                               capital.                       0.150% thereafter(3)**

         TRUST/FUND                      OBJECTIVE                    FEE RATE              ASSETS
         ----------                      ---------                    --------              ------
 Kemper Cash Reserves Fund     Maximum current income to the  0.400% to $250 million    $  339,655,000
                               extent consistent with         0.380% next $750 million
                               stability of principal from a  0.350% next $1.5 billion
                               portfolio of high quality      0.320% next $2.5 billion
                               money market instruments.      0.300% next $2.5 billion
                                                              0.280% next $2.5 billion
                                                              0.260% next $2.5 billion
                                                              0.250% thereafter
 Money Market Portfolio (Cash  Maximum current income to the  0.220% to $500 million    $2,004,420,000
   Account Trust)              extent consistent with         0.200% next $500 million
                               stability of capital from a    0.175% next $1 billion
                               portfolio primarily of         0.160% next $1 billion
                               commercial paper and bank      0.150% thereafter(1)**
                               obligations.
 Money Market Portfolio (Cash  Maximum current income to the  0.220% to $500 million    $  851,592,000
   Equivalent Fund)            extent consistent with         0.200% next $500 million
                               stability of capital from a    0.175% next $1 billion
                               portfolio primarily of         0.160% next $1 billion
                               commercial paper and bank      0.150% thereafter(4)
                               obligations.
 Tax-Exempt Portfolio (Cash    Maximum current income exempt  0.220% to $500 million    $  370,036,000
   Account Trust)              from federal income taxes to   0.200% next $500 million
                               the extent consistent with     0.175% next $1 billion
                               stability of capital from a    0.160% next $1 billion
                               portfolio of municipal         0.150% thereafter(1)**
                               securities.
 Tax-Exempt Portfolio (Cash    Maximum current income that    0.220% to $500 million    $  333,427,000
   Equivalent Fund)            is exempt from federal income  0.200% next $500 million
                               taxes to the extent            0.175% next $1 billion
                               consistent with stability of   0.160% next $1 billion
                               capital from a portfolio of    0.150% thereafter
                               municipal securities.
 Treasury Portfolio            Maximum current income to the  0.150% of net             $   74,290,000
   (Investors Cash Trust)      extent consistent with         assets(5)**
                               stability of capital by
                               investing in U.S. Government
                               obligations and repurchase
                               agreements.
 Zurich Government Money Fund  Maximum current income to the  0.500% to $215 million    $  686,871,000
                               extent consistent with         0.375% next $335 million
                               stability of principal from a  0.300% next $250 million
                               portfolio of U.S. Government   0.250% thereafter(6)
                               obligations.
 Zurich Money Market Fund      Maximum current income to the  0.500% to $215 million    $4,538,627,000
                               extent consistent with         0.375% next $335 million
                               stability of principal from a  0.300% next $250 million
                               portfolio primarily            0.250% thereafter(6)
                               consisting of commercial
                               paper and bank obligations.
 Zurich Tax-Free Money Fund    Maximum current income to the  0.500% to $215 million    $  815,894,000
                               extent consistent with         0.375% next $335 million
                               stability of principal from a  0.300% next $250 million
                               portfolio of municipal         0.250% thereafter(6)
                               securities.

         TRUST/FUND                      OBJECTIVE                    FEE RATE              ASSETS
         ----------                      ---------                    --------              ------
 Zurich YieldWise Money Fund   Maximum current income to the  0.500% to $215 million    $1,071,728,000
                               extent consistent with         0.375% next $335 million
                               stability of principal by      0.300% next $250 million
                               investing in high-quality      0.250% thereafter**
                               short-term money market
                               instruments
 Tax-Exempt New York Money     Maximum current income exempt  0.220% to $500 million    $  104,198,000
   Market Fund                 from federal, New York State   0.200% next $500 million
                               and New York City income       0.175% next $1 billion
                               taxes to the extent            0.160% next $1 billion
                               consistent with stability of   0.150% thereafter(3)**
                               capital.
 Tax-Exempt California Money   Maximum current income exempt  0.220% to $500 million    $  117,432,000
   Market Fund                 from federal and California    0.200% next $500 million
                               income taxes to the extent     0.175% next $1 billion
                               consistent with stability of   0.160% next $1 billion
                               capital.                       0.150% thereafter

------------------------------
 + The information provided below is shown as of the end of each Fund's last fiscal year, unless otherwise noted.

  * Fee information is not available for Kemper-Dreman Financial Services Fund, which commenced operations on March 9, 1998; Investors Michigan Municipal Cash Fund, which commenced operations on April 6, 1998; or Kemper Small Cap Relative Value Fund, which commenced operations on May 6, 1998.

 ** Subject to waivers and/or reimbursements.

 *** Net asset information is provided for the semi-annual period ended April
     30, 1998.

 @ Net asset information is provided for the semi-annual period ended March 31, 1998.

  (1) Payable in the aggregate for each of the Government Securities Portfolio, Money Market Portfolio and Tax-Exempt Portfolio series of Cash Account Trust.

  (2) Based on average weekly net assets.

  (3) Payable in the aggregate for each of the Investors Florida Municipal Cash Fund, Investors New Jersey Municipal Cash Fund, Investors Pennsylvania Municipal Cash Fund and Tax-Exempt New York Money Market Fund series of Investors Municipal Cash Fund.

  (4) Payable in the aggregate for each of the Government Securities Portfolio and Money Market Portfolio series of Cash Equivalent Fund.

  (5) Payable in the aggregate for each of the Government Securities Portfolio and Treasury Portfolio series of Investors Cash Trust.

  (6) Payable in the aggregate for each of the Zurich Government Money Fund, Zurich Money Market Fund and Zurich Tax-Free Money Fund series of Zurich Money Funds.

                                                                       EXHIBIT C

                                FORM OF NEW SIL

                             SUB-ADVISORY AGREEMENT

     AGREEMENT made this 7th day of September, 1998, by and between SCUDDER KEMPER INVESTMENTS, INC., a Delaware corporation (the "Adviser") and SCUDDER INVESTMENTS (U.K.) LIMITED, an English corporation (the "Sub-Adviser").

     WHEREAS, INVESTORS FUND SERIES, a Massachusetts business trust (the "Fund") is a management investment company registered under the Investment Company Act of 1940;

     WHEREAS, the Fund is authorized to issue Shares in separate series with each representing the interests in a separate portfolio of securities and other assets;

     WHEREAS, the Fund has retained the Adviser to render to it investment advisory and management services with regard to the series of the Fund known as the [name of Portfolio] (the "initial series") pursuant to an Investment Management Agreement (the "Management Agreement"); and

     WHEREAS, the Adviser desires at this time to retain the Sub-Adviser to render investment advisory and management services with respect to that portion of the portfolio of the Fund's initial series allocated to the Sub-Adviser by the Adviser for management, including services related to foreign securities, foreign currency transactions and related investments, and the Sub-Adviser is willing to render such services;

     NOW THEREFORE, in consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

     1. The Adviser hereby employs the Sub-Adviser to manage the investment and reinvestment of the assets of the initial series of the Fund allocated by the Adviser in its sole discretion to the Sub-Adviser for management, including services related to foreign securities, foreign currency transactions and related investments, in accordance with the applicable investment objectives, policies and limitations and subject to the supervision of the Adviser and the Board of Trustees of the Fund for the period and upon the terms herein set forth, and to place orders for the purchase or sale of portfolio securities for the Fund's account with brokers or dealers selected by the Sub-Adviser; and, in connection therewith, the Sub-Adviser is authorized as the agent of the Fund to give instructions to the Custodian of the Fund as to the deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser is directed to seek for the Fund best execution of orders. Subject to such policies as the Board of Trustees of the Fund determines and subject to satisfying the requirements of Section 28(e) of the Securities Exchange Act of 1934, the Sub-

Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused the Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion. The Adviser recognizes that all research services and research that the Sub-Adviser receives are available for all clients of the Sub-Adviser, and that the Fund and other clients of the Sub-Adviser may benefit thereby. The investment of funds shall be subject to all applicable restrictions of the Agreement and Declaration of Trust and By-Laws of the Fund as may from time to time be in force.

     The Sub-Adviser accepts such employment and agrees during such period to render such investment management services, to furnish related office facilities and equipment and clerical, bookkeeping and administrative services for the Fund, to permit any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions and to assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed an agent of the Fund or the Adviser. It is understood and agreed that the Sub-Adviser, by separate agreements with the Fund, may also serve the Fund in other capacities.

     The Sub-Adviser will keep the Fund and the Adviser informed of developments materially affecting the Fund and shall, on the Sub-Adviser's own initiative and as reasonably requested by the Adviser or the Fund, furnish to the Fund and the Adviser from time to time whatever information the Adviser reasonably believes appropriate for this purpose. The Sub-Adviser agrees that, in the performance of the duties required of it by this Agreement, it will comply with the Investment Advisers Act of 1940 and the Investment Company Act of 1940, and all rules and regulations thereunder, and all applicable laws and regulations and with any applicable procedures adopted by the Fund's Board of Trustees and identified in writing to the Sub-Adviser.

     The Sub-Adviser shall provide the Adviser with such investment portfolio accounting and shall maintain and provide such detailed records and reports as the Adviser may from time to time reasonably request, including without limitation, daily processing of investment transactions and cash positions, periodic valuations of investment portfolio positions as required by the Adviser, monthly reports of the investment portfolio and all investment transactions and the preparation of such reports and compilation of such data as may be required by the Adviser to comply with the obligations imposed upon it under Management Agreement.

     The Sub-Adviser shall provide adequate security with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including any means for the effecting of securities transactions.

     The Sub-Adviser agrees that it will make available to the Adviser and the Fund promptly upon their request copies of all of its investment records and ledgers with respect to the Fund to assist the Adviser and the Fund in monitoring compliance with the Investment Company Act of 1940 and the Investment Advisers Act of 1940, as well as other applicable laws. The Sub-Adviser will furnish the Fund's Board of Trustees such periodic and special reports with respect to the Fund's portfolio as the Adviser or the Board of Trustees may reasonably request.

     In compliance with the requirements of Rule 31a-3 under the Investment Company Act of 1940, the Sub-Adviser hereby agrees that any records that it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund copies of any such records upon the Fund's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the Investment Company Act of 1940 any records with respect to the Sub-Adviser's duties hereunder required to be maintained by Rule 31a-1 under such Act to the extent that the Sub-Adviser prepares and maintains such records pursuant to this Agreement and to preserve the records required by Rule 204-2 under the Investment Advisers Act of 1940 for the period specified in that Rule.

     The Sub-Adviser agrees that it will immediately notify the Adviser and the Fund in the event that the Sub-Adviser: (i) becomes subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the United States Securities and Exchange Commission, the Investment Management Regulatory Organization ("IMRO") or other regulatory authority.

     The Sub-Adviser represents that it is an investment adviser registered under the Investment Advisers Act of 1940 and other applicable laws and it is regulated by IMRO and will treat the Fund as a Non-Private Customer as defined by IMRO. The Sub-Adviser agrees to maintain the completeness and accuracy of its registration on Form ADV in accordance with all legal requirements relating to that Form. The Sub-Adviser acknowledges that it is an "investment adviser" to the Fund within the meaning of the Investment Company Act of 1940 and the Investment Advisers Act of 1940.

     The Sub-Adviser shall be responsible for maintaining an appropriate compliance program to ensure that the services provided by it under this Agreement are performed in a manner consistent with applicable laws and the terms of this Agreement. Furthermore, the Sub-Adviser shall maintain and enforce a Code of

Ethics that is in form and substance satisfactory to the Adviser. Sub-Adviser agrees to provide such reports and certifications regarding its compliance program as the Adviser or the Fund shall reasonably request from time to time.

     2. In the event that there are, from time to time, one or more additional series of the Fund with respect to which the Adviser desires to retain the Sub-Adviser to render investment advisory and management services hereunder, the Adviser shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Adviser in writing whereupon such additional series shall become subject to this Agreement.

     3. For the services and facilities described in Section 1, the Adviser will pay to the Sub-Adviser, at the end of each calendar month, a sub-advisory
fee computed at an annual rate of      % of that portion of the average daily
net assets of the initial series of the Fund that is allocated by the Adviser to the Sub-Adviser for management.

     For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

     4. The services of the Sub-Adviser under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

     5. The Sub-Adviser shall arrange, if desired by the Fund, for officers or employees of the Sub-Adviser to serve, without compensation from the Fund, as trustees, officers or agents of the Fund if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.

     6. The net asset value for each series of the Fund subject to this Agreement shall be calculated as the Board of Trustees of the Fund may determine from time to time in accordance with the provisions of the Investment Company Act of 1940. On each day when net asset value is not calculated, the net asset value of a series shall be deemed to be the net asset value of such series as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computations.

     7. Subject to applicable statutes and regulations, it is understood that certain trustees, officers or agents of the Fund are or may be interested in the Sub-Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Sub-Adviser may be interested in the Fund otherwise than as a trustee, officer or agent.

     8. The Sub-Adviser shall not be liable for any error of judgment or of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

     9. This Agreement shall become effective with respect to the initial series of the Fund on the date hereof and shall remain in full force until September 30, 1999, unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to each such series, but only as long as such continuance is specifically approved for each series at least annually in the manner required by the Investment Company Act of 1940 and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for a series, the Sub-Adviser may continue to serve in such capacity for such series in the manner and to the extent permitted by the Investment Company Act of 1940 and the rules and regulations thereunder.

     This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Management Agreement and may be terminated at any time with respect to any series subject to this Agreement without the payment of any penalty by the Adviser or by the Sub-Adviser on sixty
(60) days' written notice to the other party. The Fund may effect termination with respect to any such series without payment of any penalty by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of such series on sixty (60) days' written notice to the Adviser and the Sub-Adviser.

     This Agreement may be terminated with respect to any series at any time without the payment of any penalty by the Board of Trustees of the Fund, by vote of a majority of the outstanding voting securities of such series or by the Adviser in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action which results in a breach of the covenants of the Sub-Adviser set forth herein.

     The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Investment Company Act of 1940 and the rules and regulations thereunder.

     Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in
Section 3 earned prior to such termination.

     10. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

     11. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

     12. This Agreement shall be construed in accordance with applicable federal law and the laws of the Commonwealth of Massachusetts.

     13. This Agreement is the entire contract between the parties relating to the subject matter hereof and supersedes all prior agreements between the parties relating to the subject matter hereof.

     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

                                SCUDDER KEMPER INVESTMENTS, INC.

                                By:
                                ------------------------------------------------

                                Title:
                                ------------------------------------------------

                                SCUDDER INVESTMENTS (U.K.) LIMITED

                                By:
                                ------------------------------------------------

                                Title:
                                ------------------------------------------------

                                                                       EXHIBIT D

                                FORM OF NEW DVM

                             SUB-ADVISORY AGREEMENT

     [underlined language in brackets applies to Kemper-Dreman Financial Services Portfolio only]

     [language in plain text and in brackets applies to Kemper-Dreman High Return Equity Portfolio only]

     AGREEMENT made this 7th day of September, 1998, by and between SCUDDER KEMPER INVESTMENTS, INC., a Delaware corporation (the "Adviser") and DREMAN VALUE MANAGEMENT, L.L.C., a Delaware limited liability company (the "Sub-Adviser").

     WHEREAS, INVESTORS FUND SERIES, a Massachusetts business trust (the "Fund") is a management investment company registered under the Investment Company Act of 1940 ("the Investment Company Act");

     WHEREAS, the Fund has retained the Adviser to render to it investment advisory and management services with regard to the Fund, including the series known as the [Kemper-Dreman Financial Services Portfolio (the "Financial Services Series")][Kemper-Dreman High Return Equity Portfolio (the "High Return Series")], pursuant to an Investment Management Agreement (the "Management Agreement"); and

     WHEREAS, the Adviser desires at this time to retain the Sub-Adviser to render investment advisory and management services for the High Return Series and the Sub-Adviser is willing to render such services;

     NOW THEREFORE, in consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

     1.  Appointment of Sub-Adviser.

     (a) The Adviser hereby employs the Sub-Adviser to manage the investment and reinvestment of the assets of the [Financial Services Series][High Return Series] in accordance with the applicable investment objectives, policies and limitations and subject to the supervision of the Adviser and the Board of Trustees of the Fund for the period and upon the terms herein set forth, and to place orders for the purchase or sale of portfolio securities for the [Financial Services Series][High Return Series] account with brokers or dealers selected by the Sub-Adviser; and, in connection therewith, the Sub-Adviser is authorized as the agent of the [Financial Services Series][High Return Series] to give instructions to the Custodian and Accounting Agent of the Fund as to the deliveries of securities and payments of cash for the account of the [Financial Services Series][High Return Series]. In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser is directed to seek for the [Financial Services Series][High Return Series] best execution of orders. Subject to such policies as the Board of Trustees of the Fund determines and subject to satisfying the requirements of Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused the [Financial Services Series][High Return Series] to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion. The Adviser recognizes that all research services and research that the Sub-Adviser receives are available for all clients of the Sub-Adviser, and that the [Financial Services Series][High Return Series] and other clients of the Sub-Adviser may benefit thereby. The investment of funds shall be subject to all applicable restrictions of the Agreement and Declaration of Trust and By-Laws of the Fund as may from time to time be in force to the extent the same are provided the Sub-Adviser.

     (b) The Sub-Adviser accepts such employment and agrees during the period of this Agreement to render such investment management services in accordance with the applicable investment objectives, policies and limitations set out in the Fund's prospectus and Statement of Additional Information, as amended from time to time, to the extent the same are provided the Sub-Adviser, to furnish related office facilities and equipment and clerical, bookkeeping and administrative services for the [Financial Services Series][High Return Series], and to assume the other obligations herein set forth for the compensation herein provided. The Sub-Adviser shall assume and pay all of the costs and expenses of performing its obligations under this Agreement. The Sub-Adviser shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund, the [Financial Services Series][High Return Series] or the Adviser in any way or otherwise be deemed an agent of the Fund, the [Financial Services Series][High Return Series] or the Adviser.

     (c) The Sub-Adviser will keep the Adviser, for itself and on behalf of the Fund, informed of developments materially affecting the Fund or the [Financial Services Series][High Return Series] and shall, on the Sub-Adviser's own initiative and as reasonably requested by the Adviser, for itself and on behalf of the Fund, furnish to the Adviser from time to time whatever information the Adviser reasonably believes appropriate for this purpose.

     (d) The Sub-Adviser shall provide the Adviser with such investment portfolio accounting and shall maintain and provide such detailed records and reports as the Adviser may from time to time reasonably request, including without limitation, daily processing of investment transactions and periodic valuations of investment portfolio positions as required by the Adviser, monthly reports of the investment portfolio and all investment transactions and the preparation of such reports and compilation of such data as may be required by the Adviser to comply with the obligations imposed upon it under the Management Agreement. Sub-Adviser agrees to install in its offices computer equipment or software, as provided by the Adviser at its expense, for use by the Sub-Adviser in performing its duties under this Sub-Advisory Agreement, including inputting on a daily basis that day's portfolio transactions in the [Financial Services Series][High Return Series].

     (e) The Sub-Adviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of securities transactions.

     (f) The Sub-Adviser agrees that it will provide to the Adviser or the Fund promptly upon request reports and copies of such of its investment records and ledgers with respect to the [Financial Services Series][High Return Series] as appropriate to assist the Adviser and the Fund in monitoring compliance with the Investment Company Act and the Investment Advisers Act of 1940 (the "Advisers Act"), as well as other applicable laws. The Sub-Adviser will furnish the Fund's Board of Trustees such periodic and special reports with respect to the [Financial Services Series][High Return Series] as the Adviser or the Board of Trustees may reasonably request, including statistical information with respect to the [Financial Services Series'][High Return Series'] securities.

     (g) In compliance with the requirements of Rule 31a-3 under the Investment Company Act, the Sub-Adviser hereby agrees that any records that it maintains for the Fund are the property of the Fund and further agrees to surrender promptly any such records upon the Fund's or the Adviser's request, although the Sub-Adviser may, at the Sub-Adviser's own expense, make and retain copies of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the Investment Company Act any records with respect to the Sub-Adviser's duties hereunder required to be maintained by Rule 31a-1 under the Investment Company Act to the extent that the Sub-Adviser prepares and maintains such records pursuant to this Agreement and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in that Rule.

     (h) The Sub-Adviser agrees that it will immediately notify the Adviser and the Fund in the event that the Sub-Adviser: (i) becomes subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the United States Securities and Exchange Commission ("SEC") or other regulatory authority.

     (i) The Sub-Adviser agrees that it will immediately forward, upon receipt, to the Adviser, for itself and as agent for the Fund, any correspondence from the SEC or other regulatory authority that relates to the [Financial Services Series] [High Return Series].

     (j) The Sub-Adviser acknowledges that it is an "investment adviser" to the Fund within the meaning of the Investment Company Act and the Advisers Act.

     (k) The Sub-Adviser shall be responsible for maintaining an appropriate compliance program to ensure that the services provided by it under this Agreement are performed in a manner consistent with applicable laws and the terms of this Agreement. Sub-Adviser agrees to provide such reports and certifications regarding its compliance program as the Adviser or the Fund shall reasonably request from time to time. Furthermore, the Sub-Adviser shall maintain and enforce a Code of Ethics which in form and substance is consistent with industry norms as changed from time to time. Sub-Adviser agrees to allow the Board of Trustees of the Fund to review its Code of Ethics upon request. Sub-Adviser agrees to report to the Adviser on a quarterly basis any violations of the Code of Ethics of which its senior management becomes aware.

     2.  Compensation.

     For the services and facilities described herein, the Adviser will pay to the Sub-Adviser, 15 days after the end of each calendar month, the unpaid balance of a fee equal to 1/12 of .240 of 1 percent of the average daily net assets as defined below of the [Financial Services Series][High Return Series] for such month; provided that, for any calendar month during which the average of such values exceeds $250,000,000, the fee payable for that month based on the portion of the average of such values in excess of $250,000,000 shall be 1/12 of
 .230 of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $1,000,000,000, the fee payable for that month based on the portion of the average of such values in excess of $1,000,000,000 shall be 1/12 of .224 of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $2,500,000,000, the fee payable for that month based on the portion of the average of such values in excess of $2,500,000,000 shall be 1/12 of .218 of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $5,000,000,000, the fee payable for that month based on the portion of the average of such values in excess of $5,000,000,000 shall be 1/12 of .208 of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $7,500,000,000, the fee payable for that month based on the portion of the average of such values in excess of $7,500,000,000 shall be 1/12 of .205 of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $10,000,000,000, the fee payable for that month based on the portion of the average of such values in excess of $10,000,000,000 shall be 1/12 of .202 of 1 percent of such portion; and provided that, for any calendar month during which the average of such values exceeds

$12,500,000,000, the fee payable for that month based on the portion of the average of such values in excess of $12,500,000,000 shall be 1/12 of .198 of 1 percent of such portion.

     For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

     3. Net Asset Value. The net asset value for the [Financial Services Series] [High Return Series] shall be calculated as the Board of Trustees of the Fund may determine from time to time in accordance with the provisions of the Investment Company Act. On each day when net asset value is not calculated, the net asset value of the [Financial Services Series][High Return Series] shall be deemed to be the net asset value as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computations.

     4.  Duration and Termination.

     (a) This Agreement shall become effective with respect to the [Financial Services Series][High Return Series] on the date hereof and shall remain in full force until May 1, 2003, unless sooner terminated or not annually approved as hereinafter provided. Notwithstanding the foregoing, this Agreement shall continue in force through May 1, 2003, and from year to year thereafter, only as long as such continuance is specifically approved at least annually and in the manner required by the Investment Company Act and the rules and regulations thereunder, with the first annual renewal to be coincident with the next renewal of the Management Agreement.

     (b) This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Management Agreement. In addition, Adviser has the right to terminate this Agreement upon immediate notice if the Sub-Adviser becomes statutorily disqualified from performing its duties under this Agreement or otherwise is legally prohibited from operating as an investment adviser.

     (c) This Agreement may be terminated at any time, without the payment by the Fund of any penalty, by the Board of Trustees of the Fund, or by vote of a majority of the outstanding voting securities of the [Financial Services Series] [High Return Series], or by the Adviser. The Fund may effect termination of this Agreement by action of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the [Financial Services Series] [High Return Series] on sixty (60) days written notice to the Adviser and the Sub-Adviser. The Adviser may effect termination of this Agreement on sixty (60) days written notice to the Sub-Adviser.

     (d) Sub-Adviser may not terminate this Agreement prior to the third anniversary of the date of this Agreement. Sub-Adviser may terminate this

Agreement effective on or after the third anniversary of the date of this Agreement upon ninety (90) days written notice to the Adviser.

     (e) The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Investment Company Act and the rules and regulations thereunder.

     5. Representations and Warranties. The Sub-Adviser hereby represents and warrants as follows:

          (a) The Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act, and such registration is current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

          (b) The Sub-Adviser has all requisite authority to enter into, execute, deliver and perform the Sub-Adviser's obligations under this Agreement;

          (c) The Sub-Adviser's performance of its obligations under this Agreement does not conflict with any law, regulation or order to which the Sub-Adviser is subject; and

          (d) The Sub-Adviser has reviewed the portion of (i) the registration statement filed with the SEC, as amended from time to time for the Fund ("Registration Statement"), and (ii) the Fund's prospectus and supplements thereto, in each case in the form received from the Adviser with respect to the disclosure about the Sub-Adviser and the [Financial Services Series][High Return Series] of which the Sub-Adviser has knowledge (the "Sub-Adviser and High Return Information") and except as advised in writing to the Adviser such Registration Statement, prospectus and any supplement contain, as of its date, no untrue statement of any material fact of which Sub-Adviser has knowledge and do not omit any statement of a material fact of which Sub-Adviser has knowledge which was required to be stated therein or necessary to make the statements contained therein not misleading.

     6. Covenants. The Sub-Adviser hereby covenants and agrees that, so long as this Agreement shall remain in effect:

          (a) The Sub-Adviser shall maintain the Sub-Adviser's registration as an investment adviser under the Advisers Act, and such registration shall at all times remain current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

          (b) The Sub-Adviser's performance of its obligations under this Agreement shall not conflict with any law, regulation or order to which the Sub-Adviser is then subject;

          (c) The Sub-Adviser shall at all times comply in all material respects with the Advisers Act and the Investment Company Act, and all rules and regulations thereunder, and all other applicable laws and regulations, and the Registration Statement, prospectus and any supplement and with any applicable procedures adopted by the Fund's Board of Trustees, provided that such procedures are substantially similar to those applicable to similar funds for which the Board of Trustees of the Fund is responsible and that such procedures are identified in writing to the Sub-Adviser;

          (d) The Sub-Adviser shall promptly notify Adviser and the Fund upon the occurrence of any event that might disqualify or prevent the Sub-Adviser from performing its duties under this Agreement. The Sub-Adviser further agrees to notify Adviser of any changes that would cause the Registration Statement or prospectus for the Fund to contain any untrue statement of a material fact or to omit to state a material fact which is required to be stated therein or is necessary to make the statements contained therein not misleading, in each case relating to Sub-Adviser and High Return Information; and

          (e) For the entire time this Agreement is in effect and for a period of two years thereafter, the Sub-Adviser shall maintain a claims made bond issued by a reputable fidelity insurance company against larceny and embezzlement, covering each officer and employee of Sub-Adviser, at a minimum level of $2 million which provide coverage for acts or alleged acts which occurred during the period of this Agreement.

     7.  Use of Names.

     (a) The Sub-Adviser acknowledges and agrees that the names Kemper, Zurich and Scudder, and abbreviations or logos associated with those names, are the valuable property of Adviser and its affiliates; that the Fund, Adviser and their affiliates have the right to use such names, abbreviations and logos; and that the Sub-Adviser shall use the names Zurich, Kemper and Scudder, and associated abbreviations and logos, only in connection with the Sub-Adviser's performance of its duties hereunder. Further, in any communication with the public and in any marketing communications of any sort, Sub-Adviser agrees to obtain prior written approval from Adviser before using or referring to Investors Fund Series, Kemper, Scudder, Zurich or [Kemper-Dreman Financial Services Portfolio][Kemper-Dreman High Return Equity Portfolio] or any abbreviations or logos associated with those names; provided that nothing herein shall be deemed to prohibit the Sub-Adviser from referring to the performance of the [Kemper-Dreman Financial Services Portfolio][Kemper-Dreman High Return Equity Portfolio] in the Sub-Adviser's marketing material as long as such marketing material does not constitute "sales literature" or "advertising" for the [Financial Services Series][High Return Series], as those terms are used in the rules, regulations and guidelines of the SEC and the National Association of Securities Dealers, Inc.

     (b) Adviser acknowledges that "Dreman" is distinctive in connection with investment advisory and related services provided by the Sub-Adviser, the

"Dreman" name is a property right of the Sub-Adviser, and the "Dreman" name as used in the name of the [Financial Services Series][High Return Series] is understood to be used by the Fund upon the conditions hereinafter set forth; provided that the Fund may use such name only so long as the Sub-Adviser shall be retained as the investment sub-adviser of the [Financial Services Series] [High Return Series] pursuant to the terms of this Agreement.

     (c) Adviser acknowledges that the Fund and its agents may use the "Dreman" name in the name of the [Financial Services Series][High Return Series] for the period set forth herein in a manner not inconsistent with the interests of the Sub-Adviser and that the rights of the Fund and its agents in the "Dreman" name are limited to their use as a component of the [Financial Services Series][High Return Series] name and in connection with accurately describing the activities of the [Financial Services Series][High Return Series], including use with marketing and other promotional and informational material relating to the [Financial Services Series][High Return Series]. In the event that the Sub-Adviser shall cease to be the investment sub-adviser of the [Financial Services Series][High Return Series], then the Fund at its own or the Adviser's expense, upon the Sub-Adviser's written request: (i) shall cease to use the Sub-Adviser's name as part of the name of the [Financial Services Series][High Return Series] or for any other commercial purpose (other than the right to refer to the [Financial Services Series'][High Return Series'] former name in the Fund's Registration Statement, proxy materials and other Fund documents to the extent required by law and, for a reasonable period the use of the name in informing others of the name change); and (ii) shall use its best efforts to cause the Fund's officers and directors to take any and all actions which may be necessary or desirable to effect the foregoing and to reconvey to the Sub-Adviser all rights which the Fund may have to such name. Adviser agrees to take any and all reasonable actions as may be necessary or desirable to effect the foregoing and Sub-Adviser agrees to allow the Fund and its agents a reasonable time to effectuate the foregoing.

     (d) The Sub-Adviser hereby agrees and consents to the use of the Sub-Adviser's name upon the foregoing terms and conditions.

     8. Standard of Care. Except as may otherwise be required by law, and except as may be set forth in paragraph 9, the Sub-Adviser shall not be liable for any error of judgment or of law or for any loss suffered by the Fund, the [Financial Services Series][High Return Series] or the Adviser in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

     9.  Indemnifications.

     (a) The Sub-Adviser agrees to indemnify and hold harmless Adviser and the Fund against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which Adviser or the Fund may become subject arising out of or based on the breach or alleged breach by the Sub-Adviser of any provisions of this Agreement or any wrongful action or alleged wrongful action by the Sub-Adviser; provided, however, that the Sub-Adviser shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by the Sub-Adviser and the Adviser or the Fund, as the case may be, shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Adviser's or the Fund's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by the Adviser or the Fund of its duties. The foregoing indemnification shall be in addition to any rights that the Adviser or the Fund may have at common law or otherwise. The Sub-Adviser's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Adviser or the Fund, be controlled by the Adviser or the Fund, or be under common control with the Adviser or the Fund and their affiliates, trustees, officers, employees and agents. The Sub-Adviser's agreement in this paragraph shall also extend to any of the Fund's, [Financial Services Series'][High Return Series'], and Adviser's successors or the successors of the aforementioned affiliates, trustees, officers, employees or agents.

     (b) The Adviser agrees to indemnify and hold harmless the Sub-Adviser against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which the Sub-Adviser may become subject arising out of or based on the breach or alleged breach by the Adviser of any provisions of this Agreement or the Management Agreement, or any wrongful action or alleged wrongful action by the Adviser or its affiliates in the distribution of the Fund's shares, or any wrongful action or alleged wrongful action by the Fund other than wrongful action or alleged wrongful action that was caused by the breach by Sub-Adviser of the provisions of this Agreement; provided, however, that the Adviser shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by the Adviser and the Sub-Adviser shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Sub-Adviser's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by the Sub-Adviser of its duties. The foregoing indemnification shall be in addition to any rights that the Sub-Adviser may have at common law or otherwise. The Adviser's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Sub-Adviser, be controlled by the Sub-Adviser or be under common control with the Sub-Adviser and to each of the Sub-Adviser's and each such person's respective affiliates, trustees, officers, employees and agents. The Adviser's agreements in this paragraph shall also extend to any of the Sub-Adviser's successors or the successors of the aforementioned affiliates, trustees, officers, employees or agents.

     (c) Promptly after receipt by a party indemnified under paragraphs 9(a) and 9(b) above of notice of the commencement of any action, proceeding, or investigation for which indemnification will be sought, such indemnified party shall promptly notify the indemnifying party in writing; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may otherwise have to any indemnified party unless such omission results in actual material prejudice to the indemnifying party. In case any action or proceeding shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, individually or jointly with any other indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of any action or proceeding, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. If the indemnifying party does not elect to assume the defense of any action or proceeding, the indemnifying party on a monthly basis shall reimburse the indemnified party for the reasonable legal fees and other costs of defense thereof. Regardless of whether or not the indemnifying party shall have assumed the defense of any action or proceeding, the indemnified party shall not settle or compromise the action or proceeding without the prior written consent of the indemnifying party, which shall not be unreasonably withheld.

     10. Survival. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

     11. Notices. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

     12. Governing Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of New York.

     13.  Miscellaneous.

     (a) The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     (b) Terms not defined herein shall have the meaning set forth in the Fund's prospectus.

     (c) This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

                             SCUDDER KEMPER INVESTMENTS, INC.

                             By:
                             ---------------------------------------------------
                             Title:

                             DREMAN VALUE MANAGEMENT, L.L.C.

                             By:
                             ---------------------------------------------------
                             Title:

                             FOR THE PURPOSE OF ACCEPTING ITS
                             OBLIGATIONS UNDER SECTION 7 HEREIN ONLY
                             INVESTORS FUND SERIES

                             By:
                             ---------------------------------------------------
                             Title:

                                                                       EXHIBIT E

                    CURRENT FUNDAMENTAL INVESTMENT POLICIES

                             INVESTORS FUND SERIES
                           Kemper Blue Chip Portfolio
                       Kemper Contrarian Value Portfolio
                       Kemper Global Blue Chip Portfolio
                         Kemper Global Income Portfolio
                     Kemper Government Securities Portfolio
                            Kemper Growth Portfolio
                          Kemper High Yield Portfolio
                          Kemper Horizon 10+ Portfolio
                          Kemper Horizon 20+ Portfolio
                           Kemper Horizon 5 Portfolio
                Kemper International Growth and Income Portfolio
                         Kemper International Portfolio
                     Kemper Investment Grade Bond Portfolio
                         Kemper Money Market Portfolio
                       Kemper Small Cap Growth Portfolio
                        Kemper Small Cap Value Portfolio
                         Kemper Total Return Portfolio
                         Kemper Value+Growth Portfolio
                   Kemper-Dreman Financial Services Portfolio
                   Kemper-Dreman High Return Equity Portfolio

     The following fundamental investment restrictions apply to each of the KMMP, KTRP, KHYP, KGP and KGSP except as indicated to the contrary. The Portfolio may not:

          (1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government or its agencies or instrumentalities) if, as a result, more than five percent (5%) of the Portfolio's total assets would be invested in securities of that issuer. For the KHYP only, the restriction is as follows: "With respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer."

          (2) Except for the KHYP, purchase more than ten percent (10%) of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

          (3) For the KMMP only, enter into repurchase agreements if, as a result thereof, more than ten percent (10%) of the Portfolio's total assets valued at the time of the transaction would be subject to repurchase agreements maturing in more than seven (7) days.

          (4) Make loans to others (except the purchase of debt obligations or repurchase agreements or by lending its Portfolio securities) in accordance with its objective and policies.

          (5) Borrow money except from a bank as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third (1/3) of the value of its total assets, in order to meet redemption requests without immediately selling any portfolio securities (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Portfolio's total assets falls below an amount equal to three (3) times the amount of its indebtedness from money borrowed, the Portfolio will reduce, within three (3) business days, its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes. The Portfolio will not purchase any investments while borrowings are outstanding.

          (6) Make short sales of securities or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the KTRP, KHYP, KGP and KGSP may make margin deposits in connection with financial futures and options transactions.

          (7) Concentrate more than 25% of a Portfolio's net assets in any one industry; provided, however, that the KMMP intends, under normal conditions, to invest more than 25% of its net assets in instruments issued by banks in accordance with its investment objective and policies. There is no limitation in respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

          (8) For the KMMP only, invest more than five percent (5%) of the Portfolio's total assets in securities restricted as to disposition under the Federal securities laws.

          (9) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts; or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate; provided that the KTRP, KHYP and KGP may purchase foreign currency on a spot basis (in cash).

          (10) Purchase securities of other investment companies, except as permitted under the 1940 Act including in connection with a merger, consolidation, reorganization or acquisition of assets.

          (11) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the Federal securities laws, in connection with the disposition of portfolio securities.

          (12) Issue senior securities except as permitted under the 1940 Act.

          (13) For the KMMP only, write, purchase or sell puts, calls or combinations thereof.

          (14) For the KTRP, KHYP and KGP only, engage in put or call option transactions; except it may write (sell) put or call options on up to 25% of its net assets and may purchase put and call options if no more than 5% of its net assets would be invested in premiums on put and call options, combinations thereof or similar options; and it may buy and sell options on financial futures contracts.

     The following fundamental investment restrictions apply to KIP. The Portfolio may not:

          (1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States or any foreign government or their agencies or instrumentalities) if, as a result, more than 5% of the Portfolio's total assets would be invested in securities of that issuer. With respect to 75% of its assets, the Portfolio will limit its investments in the securities of any one foreign government issuer to 5% of the Portfolio's total assets.

          (2) Purchase more than 10% of any class of securities of any issuer except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. All debt securities are considered as one class and all preferred stocks are considered as one class.

          (3) Lend money provided that the making of time or demand deposits with banks and the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short-term obligations in accordance with its objective and policies are not prohibited.

          (4) Borrow money except for temporary or emergency purposes (but not for the purpose of purchase of investments) and then only in an amount not to exceed 5% of the Portfolio's net assets; or pledge the Portfolio's securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowing secured thereby.

          (5) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Portfolio may make margin deposits in connection with financial futures and options transactions.

          (6) Write or sell put or call options, combinations thereof or similar options on more than 25% of the Portfolio's net assets; nor may it purchase put or call options if more than 5% of the Portfolio's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Portfolio may buy or sell options on financial futures contracts.

          (7) Concentrate more than 25% of the value of its assets in any one industry. Water, communications, electric and gas utilities shall each be considered a separate industry. This limitation shall not apply to obligations issued by the U.S. Government or its agencies or instrumentalities.

          (8) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts and may enter into foreign currency transactions; or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

          (9) Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund, (ii) 5% of the Fund's total assets would be invested in any one such company, and (iii) 10% of the Fund's total assets would be invested in such securities.

          (10) Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities. The Fund may buy and sell securities outside the United States which are not registered with the Securities and Exchange Commission or marketable in the United States.

          (11) Issue senior securities except as permitted under the 1940 Act.

     The following fundamental investment restrictions apply to each of the KSCGP, KIGBP, KCVP, KSCVP, KVGP, KH10P, KH20P and KH5P except as indicated to the contrary. The Portfolio may not:

          (1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Portfolio's total assets would be invested in securities of that issuer; except that, for the KCVP and KSCVP, up to 25% of each Portfolio's total assets may be invested without regard to these limitations.

          (2) Purchase more than 10% of the outstanding voting securities of any issuer.

          (3) Lend money or securities, provided that the making of time or demand deposits with banks and the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short-term obligations are not prohibited and the Portfolio may lend its portfolio securities.

          (4) Borrow money except from a bank as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third (1/3) of the value of its total assets, in order to meet redemption requests without immediately selling any portfolio securities (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Portfolio's total assets falls below an amount equal to three (3) times the amount of its indebtedness from money borrowed, the Portfolio will reduce, within three (3) business days, its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes. The Portfolio will not purchase any investments while borrowings are outstanding.

          (5) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Portfolio may make margin deposits in connection with financial futures and options transactions.

          (6) For the KSCGP, KIGBP and KH10P, KH20P and KH5P only, write (sell) put or call options, combinations thereof or similar options on more than 25% of the Portfolio's net assets; nor may the Portfolio purchase put or call options if more than 5% of the Portfolio's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Portfolio may buy or sell options on financial futures contracts.

          (7) Concentrate 25% or more of the value of its assets in any one industry. Water, communications, electric and gas utilities shall each be considered a separate industry.

          (8) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts; or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

          (9) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

          (10) Issue senior securities except as permitted under the 1940 Act.

     KBCP may not, as a fundamental policy:

          (1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the total value of the Portfolio's assets would be invested in securities of that issuer.

          (2) Purchase more than 10% of any class of voting securities of any issuer.

          (3) Make loans to others provided that the Portfolio may purchase debt obligations or repurchase agreements, and it may lend its securities in accordance with its investment objective and policies.

          (4) Borrow money except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any portfolio securities. If, for any reason, the current value of the Portfolio's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes and will not purchase securities or make investments while borrowings are outstanding.

          (5) Pledge, hypothecate, mortgage or otherwise encumber more than 15% of its total assets and then only to secure borrowings permitted by restriction number (4) above. (The collateral arrangements with respect to options, financial futures and delayed delivery transactions and any margin payments in connection therewith are not deemed to be pledges or other encumbrances.)

          (6) Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Portfolio may make margin deposits in connection with options and financial futures transactions.

          (7) Make short sales of securities or maintain a short position for the account of the Portfolio unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 10% of the Portfolio's total assets is held as collateral for such sales at any one time.

          (8) Write (sell) put or call options, combinations thereof or similar options; nor may it purchase put or call options if more than 5% of the Portfolio's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Portfolio may buy or sell options on financial futures contracts.

          (9) Purchase securities (other than securities of the U.S. Government, its agencies or instrumentalities) if as a result of such purchase 25% or more of the Portfolio's total assets would be invested in any one industry.

          (10) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts, and engage in foreign currency transactions; or in real estate (including real estate limited partnership interests), although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

          (11) Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

          (12) Issue senior securities except as permitted under the Investment Company Act of 1940.

     KGIP may not, as a fundamental policy:

          (1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the total value of the Portfolio's assets would be invested in securities of that issuer except that, with respect to 50% of the Portfolio's total assets, the Portfolio may invest up to 25% of its total assets in securities of any one issuer.

          (2) Purchase more than 10% of any class of voting securities of any issuer.

          (3) Make loans to others provided that the Portfolio may purchase debt obligations or repurchase agreements and it may lend its securities in accordance with its investment objective and policies.

          (4) Borrow money except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any portfolio securities. If, for any reason, the current value of the Portfolio's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes and will not purchase securities or make investments while borrowings are outstanding.

          (5) Pledge, hypothecate, mortgage or otherwise encumber more than 15% of its total assets and then only to secure borrowings permitted by restriction 4 above. (The collateral arrangements with respect to options, financial futures and delayed delivery transactions and any margin payments in connection therewith are not deemed to be pledges or other encumbrances.)

          (6) Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Portfolio may make margin deposits in connection with options and financial futures transactions.

          (7) Make short sales of securities or other assets or maintain a short position for the account of the Portfolio unless at all times when a short position is open it owns an equal amount of such securities or other assets or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities or other assets of the same issue as, and equal in amount to, the securities or other assets sold short and unless not more than 10% of the Portfolio's total assets is held as collateral for such sales at any one time.

          (8) Write or sell put or call options, combinations thereof or similar options on more than 25% of the Portfolio's net assets; nor may the Portfolio purchase put or call options if more than 5% of the Portfolio's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Portfolio may buy or sell options on financial futures contracts.

          (9) Purchase securities (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if as a result of such purchase 25% or more of the Portfolio's total assets would be invested in any one industry.

          (10) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts, and engage in foreign currency transactions; or in real estate (including real estate limited partnerships), although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate including real estate investment trusts

          (11) Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

          (12) Issue senior securities except as permitted under the Investment Company Act of 1940.

     KDHRP may not, as a fundamental policy:

          (1) Purchase securities of any one issuer other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (collectively "U.S. Government Securities") if immediately thereafter more than 5% of its total assets would be invested in the securities of any one issuer, or purchase more than 10% of an issuer's outstanding securities, except that up to 25% of the Portfolio's total assets may be invested without regard to these limitations.

          (2) Borrow money or issue senior securities, except that the Portfolio may borrow from banks for temporary purposes in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing in amounts not in excess of the lesser of the amount borrowed or 10% of the value of its total assets at the time of such borrowing; provided that the Portfolio may enter into futures contracts and related options as described in the prospectus. Optioned securities are not considered to be pledged for purposes of this limitation.

          (3) Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of issuers conducting their principal activities in the same industry.

          (4) Make loans, except that the Portfolio may lend securities it owns as described herein and enter into repurchase agreements pursuant to its investment objective and policies.

          (5) Purchase securities on margin or make short sales of securities, provided that the Portfolio may enter into futures contracts and related options and make initial and variation margin deposits in connection therewith.

          (6) Purchase or sell commodities or commodity contracts, except futures contracts and options thereon as stated in the prospectus, or invest in oil, gas or mineral exploration or development programs, or in real estate or mortgage loans provided that the Portfolio may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities.

          (7) Engage in the business of underwriting securities issued by others, except that the Portfolio may acquire securities which are subject to restrictions on disposition ("restricted securities") within the meaning of the Securities Act of 1933.

     KDFSP may not, as a fundamental policy:

          (1) Borrow money, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction from time to time.

          (2) Issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

          (3) Purchase physical commodities or contracts relating to physical commodities.

          (4) Engage in the business of underwriting securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities.

          (5) Purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio reserves freedom of action to hold and to sell real estate
     acquired as a                result of the Portfolio's ownership of
     securities.

          (6) Make loans to other persons except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Portfolio's objective and policies may be deemed to be loans.

          (7) Concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the Portfolio may concentrate its investments in the financial services industry.

     The following fundamental investment restrictions apply to each of the KGBCP and KIGIP. Each portfolio may not:

          (1) Borrow money, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction from time to time.

          (2) Issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

          (3) Purchase physical commodities or contracts relating to physical commodities.

          (4) Engage in the business of underwriting securities issued by others, except to the extent that a Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities.

          (5) Purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio's ownership of securities.

          (6) Make loans to other persons except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with a Portfolio's investment objective and policies may be deemed to be loans.

          (7) Concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

                                                                      APPENDIX 1

                              TRUST AND Portfolios

                         INVESTORS FUND SERIES ("IFS")

                      Kemper Blue Chip Portfolio ("KBCP")
                   Kemper Contrarian Value Portfolio ("KCVP")
                  Kemper Global Blue Chip Portfolio ("KGBCP")
                    Kemper Global Income Portfolio ("KGIP")
                Kemper Government Securities Portfolio ("KGSP")
                        Kemper Growth Portfolio ("KGP")
                      Kemper High Yield Portfolio ("KHYP")
                     Kemper Horizon 10+ Portfolio ("KH10P")
                     Kemper Horizon 20+ Portfolio ("KH20P")
                      Kemper Horizon 5 Portfolio ("KH5P")
           Kemper International Growth and Income Portfolio ("KIGIP")
                     Kemper International Portfolio ("KIP")
                Kemper Investment Grade Bond Portfolio ("KIGBP")
                     Kemper Money Market Portfolio ("KMMP")
                  Kemper Small Cap Growth Portfolio ("KSCGP")
                   Kemper Small Cap Value Portfolio ("KSCVP")
                     Kemper Total Return Portfolio ("KTRP")
                     Kemper Value+Growth Portfolio ("KVGP")
              Kemper-Dreman Financial Services Portfolio ("KDFSP") Kemper-Dreman High Return Equity Portfolio ("KDHRP")

                                                                      APPENDIX 2

                            FUND SHARES OUTSTANDING

     Holders of record of the shares of each Fund at the close of business on September 22, 1998 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Special Meeting. The table below sets forth the number of shares outstanding for each Fund as of June 30, 1998.

                                                          NUMBER OF SHARES
                                                             OUTSTANDING
                        FUND                             AS OF JUNE 30, 1998
                        ----                             -------------------
Kemper Blue Chip Portfolio                                  38,861,736.011
Kemper Contrarian Value Portfolio                          140,328,491.490
Kemper Global Blue Chip Portfolio                              882,870.596
Kemper Global Income Portfolio                               4,523,413.200
Kemper Government Securities Portfolio                      82,016,372.766
Kemper Growth Portfolio                                    219,691,154.740
Kemper High Yield Portfolio                                373,291,474.148
Kemper Horizon 10+ Portfolio                                27,766,278.462
Kemper Horizon 20+ Portfolio                                19,474,278.092
Kemper Horizon 5 Portfolio                                  18,979,180.880
Kemper International Growth & Income Portfolio                 861,038.287
Kemper International Portfolio                             130,880,349.760
Kemper Investment Grade Bond Portfolio                      24,391,608.680
Kemper Money Market Portfolio                              102,922,130.100
Kemper Small Cap Growth Portfolio                           96,642,637.980
Kemper Small Cap Value Portfolio                            83,458,385.700
Kemper Total Return Portfolio                              325,014,953.107
Kemper Value + Growth Portfolio                             77,750,188.350
Kemper-Dreman Financial Services Portfolio                   5,008,014.670
Kemper-Dreman High Return Equity Portfolio                  11,337,243.785

                                                                      APPENDIX 3

                 BENEFICIAL OWNERS OF 5% OR MORE OF FUND SHARES

     As of June 30, 1998, no person is known to the Funds to own beneficially more than five percent of the Shares of any class of any Fund except as shown below.

     As of June 30, 1998, 3,016,160 shares in the aggregate, 8% of the outstanding shares of KBCP were held in the name of Kemper Investors Life Insurance Company, One Kemper Drive, Long Grove, Illinois 60049, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 35,844,737 shares in the aggregate, 92% of the outstanding shares of KBCP were held in the name of Allmerica Financial Life Insurance and Annuity Company, 440 Lincoln Street, Worcester, Massachusetts 01653, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 1,465,314 shares in the aggregate, 32% of the outstanding shares of KGIP were held in the name of Kemper Investors Life Insurance Company, One Kemper Drive, Long Grove, Illinois 60049, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 3,059,803 shares in the aggregate, 68% of the outstanding shares of KGIP were held in the name of Allmerica Financial Life Insurance and Annuity Company, 440 Lincoln Street, Worcester, Massachusetts 01653, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 197,838,889 shares in the aggregate, 91% of the outstanding shares of KGP were held in the name of Kemper Investors Life Insurance Company, One Kemper Drive, Long Grove, Illinois 60049, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 21,756,767 shares in the aggregate, 10% of the outstanding shares of KGP were held in the name of Allmerica Financial Life Insurance and Annuity Company, 440 Lincoln Street, Worcester, Massachusetts 01653, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 64,674,984 shares in the aggregate, 79% of the outstanding shares of KGSP were held in the name of Kemper Investors Life Insurance Company, One Kemper Drive, Long Grove, Illinois 60049, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 17,197,469 shares in the aggregate, 21% of the outstanding shares of KGSP were held in the name of Allmerica Financial Life Insurance and Annuity Company, 440 Lincoln Street, Worcester, Massachusetts 01653, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 8,527,386 shares in the aggregate, 31% of the outstanding shares of KH10P were held in the name of Kemper Investors Life Insurance Company, One Kemper Drive, Long Grove, Illinois 60049, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 19,531,644 shares in the aggregate, 70% of the outstanding shares of KH10P were held in the name of Allmerica Financial Life Insurance and Annuity Company, 440 Lincoln Street, Worcester, Massachusetts 01653, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 5,369,626 shares in the aggregate, 28% of the outstanding shares of KH20P were held in the name of Kemper Investors Life Insurance Company, One Kemper Drive, Long Grove, Illinois 60049, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 14,049,252 shares in the aggregate, 72% of the outstanding shares of KH20P were held in the name of Allmerica Financial Life Insurance and Annuity Company, 440 Lincoln Street, Worcester, Massachusetts 01653, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 5,250,993 shares in the aggregate, 28% of the outstanding shares of KH5P were held in the name of Kemper Investors Life Insurance Company, One Kemper Drive, Long Grove, Illinois 60049, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 13,770,378 shares in the aggregate, 73% of the outstanding shares of KH5P were held in the name of Allmerica Financial Life Insurance and Annuity Company, 440 Lincoln Street, Worcester, Massachusetts 01653, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 241,771,210 shares in the aggregate, 65% of the outstanding shares of KHYP were held in the name of Kemper Investors Life Insurance Company, One Kemper Drive, Long Grove, Illinois 60049, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 125,578,782 shares in the aggregate, 34% of the outstanding shares of KHYP were held in the name of Allmerica Financial Life

Insurance and Annuity Company, 440 Lincoln Street, Worcester, Massachusetts 01653, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 5,879,671 shares in the aggregate, 24% of the outstanding shares of KIGBP were held in the name of Kemper Investors Life Insurance Company, One Kemper Drive, Long Grove, Illinois 60049, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 18,580,165 shares in the aggregate, 76% of the outstanding shares of KIGBP were held in the name of Allmerica Financial Life Insurance and Annuity Company, 440 Lincoln Street, Worcester, Massachusetts 01653, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 95,571,981 shares in the aggregate, 73% of the outstanding shares of KIP were held in the name of Kemper Investors Life Insurance Company, One Kemper Drive, Long Grove, Illinois 60049, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 35,329,206 shares in the aggregate, 27% of the outstanding shares of KIP were held in the name of Allmerica Financial Life Insurance and Annuity Company, 440 Lincoln Street, Worcester, Massachusetts 01653, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 78,147,350 shares in the aggregate, 76% of the outstanding shares of KMMP were held in the name of Kemper Investors Life Insurance Company, One Kemper Drive, Long Grove, Illinois 60049, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 23,783,636 shares in the aggregate, 23% of the outstanding shares of KMMP were held in the name of Allmerica Financial Life Insurance and Annuity Company, 440 Lincoln Street, Worcester, Massachusetts 01653, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 72,372,455 shares in the aggregate, 75% of the outstanding shares of KSCGP were held in the name of Kemper Investors Life Insurance Company, One Kemper Drive, Long Grove, Illinois 60049, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 24,065,120 shares in the aggregate, 25% of the outstanding shares of KSCGP were held in the name of Allmerica Financial Life Insurance and Annuity Company, 440 Lincoln Street, Worcester, Massachusetts

01653, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 31,316,902 shares in the aggregate, 38% of the outstanding shares of KSCVP were held in the name of Kemper Investors Life Insurance Company, One Kemper Drive, Long Grove, Illinois 60049, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 51,314,517 shares in the aggregate, 61% of the outstanding shares of KSCVP were held in the name of Allmerica Financial Life Insurance and Annuity Company, 440 Lincoln Street, Worcester, Massachusetts 01653, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 293,188,352 shares in the aggregate, 90% of the outstanding shares of KTRP were held in the name of Kemper Investors Life Insurance Company, One Kemper Drive, Long Grove, Illinois 60049, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 31,842,684 shares in the aggregate, 10% of the outstanding shares of KTRP were held in the name of Allmerica Financial Life Insurance and Annuity Company, 440 Lincoln Street, Worcester, Massachusetts 01653, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 26,163,250 shares in the aggregate, 34% of the outstanding shares of KVGP were held in the name of Kemper Investors Life Insurance Company, One Kemper Drive, Long Grove, Illinois 60049, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 51,669,917 shares in the aggregate, 66% of the outstanding shares of KVGP were held in the name of Allmerica Financial Life Insurance and Annuity Company, 440 Lincoln Street, Worcester, Massachusetts 01653, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 54,071,794 shares in the aggregate, 39% of the outstanding shares of KVP were held in the name of Kemper Investors Life Insurance Company, One Kemper Drive, Long Grove, Illinois 60049, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 86,299,733 shares in the aggregate, 61% of the outstanding shares of KVP were held in the name of Allmerica Financial Life Insurance and Annuity Company, 440 Lincoln Street, Worcester, Massachusetts 01653, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

                                                                      APPENDIX 4

                         FUND SHARES OWNED BY TRUSTEES

                                 TO BE PROVIDED

                                                                      APPENDIX 5

                     FUND MANAGEMENT FEE RATES, NET ASSETS
                         AND AGGREGATE MANAGEMENT FEES

                                                                                            AGGREGATE
                                                                                            MANAGEMENT
            FUND               FISCAL YEAR    NET ASSETS        MANAGEMENT FEE RATE+        FEE PAID++
            ----               -----------    ----------        --------------------        ----------
Kemper Blue Chip Portfolio      12/31/97     $ 18,421,000   0.650% of average daily net     $   27,000
                                                            assets
Kemper Contrarian Value         12/31/97     $162,380,000   0.750% of average daily net     $  604,000
 Portfolio                                                  assets
Kemper Global Blue Chip              N/A              N/A   1.00% of first $250 million            N/A
 Portfolio                                                  of average daily net assets;
                                                            0.95% of next $750 million;
                                                            0.90% on assets over $1
                                                            billion
Kemper Global Income            12/31/97     $  2,145,000   0.750% of average daily net     $    9,000
 Portfolio                                                  assets
Kemper Government Securities    12/31/97     $ 86,682,000   0.550% of average daily net     $  460,000
 Portfolio                                                  assets
Kemper Growth Portfolio         12/31/97     $563,016,000   0.600% of average daily net     $3,142,000
                                                            assets
Kemper High Yield Portfolio     12/31/97     $391,664,000   0.600% of average daily net     $1,991,000
                                                            assets
Kemper Horizon 10+ Portfolio    12/31/97     $ 22,553,000   0.600% of average daily net     $   77,000
                                                            assets
Kemper Horizon 20+ Portfolio    12/31/97     $ 16,659,000   0.600% of average daily net     $   56,000
                                                            assets
Kemper Horizon 5 Portfolio      12/31/97     $ 14,258,000   0.600% of average daily net     $   44,000
                                                            assets
Kemper International Growth         N/A+             N/A+   1.00% of average daily net            N/A+
 and Income Portfolio                                       assets
Kemper International            12/31/97     $200,046,000   0.750% of average daily net     $1,419,000
 Portfolio                                                  assets
Kemper Investment Grade Bond    12/31/97     $ 15,504,000   0.600% of average daily net     $   46,000
 Portfolio                                                  assets
Kemper Money Market Portfolio   12/31/97     $100,143,000   0.500% of average daily net     $  497,000
                                                            assets
Kemper Small Cap Growth         12/31/97     $137,415,000   0.650% of average daily net     $  633,000
 Portfolio                                                  assets
Kemper Small Cap Value          12/31/97     $ 76,108,000   0.750% of average daily net     $  307,000
 Portfolio                                                  assets
Kemper Total Return Portfolio   12/31/97     $786,996,000   0.550% of average daily net     $4,072,000
                                                            assets
Kemper Value+Growth Portfolio   12/31/97     $ 69,094,000   0.750% of average daily net     $  257,000
                                                            assets
Kemper-Dreman Financial             N/A+             N/A+   0.75 of 1% of the first $250          N/A+
 Services Portfolio                                         million of average daily net
                                                            assets; 0.72 of 1% of the
                                                            next $750 million; 0.70 of 1%
                                                            of the next $1.5 billion;
                                                            0.68 of 1% of the next $2.5
                                                            billion; 0.65 of 1% of the
                                                            next $2.5 billion; 0.64 of 1%
                                                            of the next $2.5 billion;
                                                            0.63 of 1% of the next $2.5
                                                            billion and 0.62 of 1%
                                                            thereafter

                                                                                            AGGREGATE
                                                                                            MANAGEMENT
            FUND               FISCAL YEAR    NET ASSETS        MANAGEMENT FEE RATE+        FEE PAID++
            ----               -----------    ----------        --------------------        ----------
Kemper-Dreman High Return           N/A+             N/A+   0.75 of 1% of the first $250          N/A+
 Equity Portfolio                                           million of average daily net
                                                            assets; 0.72 of 1% of the
                                                            next $750 million; 0.70 of 1%
                                                            of the next $1.5 billion;
                                                            0.68 of 1% of the next $2.5
                                                            billion; 0.65 of 1% of the
                                                            next $2.5 billion; 0.64 of 1%
                                                            of the next $2.5 billion;
                                                            0.63 of 1% of the next $2.5
                                                            billion and 0.62 of 1%
                                                            thereafter

------------------------------
   +The management fee rates shown are for each Fund's most recently completed fiscal year, unless otherwise noted.

  ++Aggregate management fees disclosed in this table may include fees paid to successors and affiliates of Scudder Kemper Investments, Inc.

   +Audited fee information is not available for Kemper-Dreman High Return
    Equity Portfolio, Kemper-Dreman Financial Services Portfolio, Kemper Global Blue Chip Portfolio and Kemper International Growth and Income Portfolio, each of which did not commence operations until May 1, 1998.

                                                                      APPENDIX 6

                               DATES RELATING TO

                FORMER AND NEW INVESTMENT MANAGEMENT AGREEMENTS

                                                                                  TERMINATION
                                                      FORMER                         DATE
                                                    INVESTMENT         NEW          (UNLESS
                                       DATE OF      MANAGEMENT     INVESTMENT     CONTINUED)
                                        FORMER      AGREEMENT      MANAGEMENT       FOR NEW
                       COMMENCEMENT   INVESTMENT       LAST         AGREEMENT     INVESTMENT
                            OF        MANAGEMENT   APPROVED BY    LAST APPROVED   MANAGEMENT
        FUND            OPERATIONS    AGREEMENT    SHAREHOLDERS    BY TRUSTEES     AGREEMENT
        ----           ------------   ----------   ------------   -------------   -----------
Kemper Blue Chip          5/1/97       12/31/97      12/3/97         9/22/98        9/30/99
  Portfolio
Kemper Contrarian         5/1/96       12/31/97      12/3/97         9/22/98        9/30/99
  Value Portfolio*
Kemper Global Blue        5/5/98         5/1/98      4/30/98         9/22/98        9/30/99
  Chip Portfolio
Kemper Global Income      5/1/97       12/31/97      12/3/97         9/22/98        9/30/99
  Portfolio
Kemper Government         9/3/87       12/31/97      12/3/97         9/22/98        9/30/99
  Securities
  Portfolio
Kemper Growth             9/3/87       12/31/97      12/3/97         9/22/98        9/30/99
  Portfolio
Kemper High Yield         9/3/87       12/31/97      12/3/97         9/22/98        9/30/99
  Portfolio
Kemper Horizon 10+        5/1/96       12/31/97      12/3/97         9/22/98        9/30/99
  Portfolio
Kemper Horizon 20+        5/1/96       12/31/97      12/3/97         9/22/98        9/30/99
  Portfolio
Kemper Horizon 5          5/1/96       12/31/97      12/3/97         9/22/98        9/30/99
  Portfolio
Kemper International      5/5/98         5/1/98      4/30/98         9/22/98        9/30/99
  Growth and Income
  Portfolio
Kemper International      1/6/92       12/31/97      12/3/97         9/22/98        9/30/99
  Portfolio
Kemper Investment         5/1/96       12/31/97      12/3/97         9/22/98        9/30/99
  Grade Bond
  Portfolio
Kemper Money Market       9/3/87       12/31/97      12/3/97         9/22/98        9/30/99
  Portfolio
Kemper Small Cap          5/1/94       12/31/97      12/3/97         9/22/98        9/30/99
  Growth Portfolio
Kemper Small Cap          5/1/96       12/31/97      12/3/97         9/22/98        9/30/99
  Value Portfolio
Kemper Total Return       9/3/87       12/31/97      12/3/97         9/22/98        9/30/99
  Portfolio
Kemper Value+Growth       5/1/96       12/31/97      12/3/97         9/22/98        9/30/99
  Portfolio

                                                                                  TERMINATION
                                                      FORMER                         DATE
                                                    INVESTMENT         NEW          (UNLESS
                                       DATE OF      MANAGEMENT     INVESTMENT     CONTINUED)
                                        FORMER      AGREEMENT      MANAGEMENT       FOR NEW
                       COMMENCEMENT   INVESTMENT       LAST         AGREEMENT     INVESTMENT
                            OF        MANAGEMENT   APPROVED BY    LAST APPROVED   MANAGEMENT
        FUND            OPERATIONS    AGREEMENT    SHAREHOLDERS    BY TRUSTEES     AGREEMENT
        ----           ------------   ----------   ------------   -------------   -----------
Kemper-Dreman             5/4/98         5/1/98      4/30/98         9/22/98        9/30/99
  Financial Services
  Portfolio
Kemper-Dreman High        5/1/98         5/1/98      4/30/98         9/22/98        9/30/99
  Return Equity
  Portfolio

---------------
 + An Investment Management Agreement which is changed from a prior agreement solely to reduce the fee payable by the Fund does not require shareholder approval prior to becoming effective. In those cases, the date shown for shareholder approval may be later than the effective date.

@ Approval by the sole shareholder of the Fund prior to the Fund's commencement of operations.

 * Formerly Kemper Value Portfolio.

                                                                      APPENDIX 7

                        TRUSTEES AND OFFICERS ASSOCIATED

                              WITH SCUDDER KEMPER

          NAME              POSITION WITH TRUST         ASSOCIATION WITH SCUDDER KEMPER
          ----            -----------------------   ---------------------------------------
Daniel Pierce             Trustee, Chairman of      Managing Director of Scudder Kemper
                          the Board
Edmond D. Villani         Trustee                   Chief Executive Officer and Managing
                                                    Director of Scudder Kemper
Mark S. Casady            President                 Managing Director of Scudder Kemper
David H. Burshtan         Vice President            Senior Vice President of Scudder Kemper
Robert S. Cessine         Vice President            Managing Director of Scudder Kemper
Tracy McCormick Chester   Vice President            Managing Director of Scudder Kemper
Philip J. Collora         Vice President and        Attorney, Senior Vice President of
                          Secretary                 Scudder Kemper
Diego Espinosa            Vice President            Senior Vice President of Scudder Kemper
Thomas H. Forester        Vice President            Vice President of Scudder Kemper
Philip S. Fortuna         Vice President            Managing Director of Scudder Kemper
Frederick L. Gaskin       Vice President            Vice President of Scudder Kemper
Gary A. Langbaum          Vice President            [Managing Director of Scudder Kemper]
Maureen P. Lentz          Vice President            Senior Vice President of Scudder Kemper
Thomas W. Littauer        Vice President            Managing Director of Scudder Kemper
Ann M. McCreary           Vice President            Managing Director of Scudder Kemper
Michael A. McNamara       Vice President            Managing Director of Scudder Kemper
Robert C. Peck Jr.        Vice President            Managing Director of Scudder Kemper
Kathryn L. Quirk          Vice President            Managing Director of Scudder Kemper
Frank J. Rachwalski, Jr.  Vice President            Managing Director of Scudder Kemper
Sheridan P. Reilly        Vice President            Senior Vice President of Scudder Kemper
Harry E. Resis, Jr.       Vice President            Managing Director of Scudder Kemper
Steven H. Reynolds        Vice President            Managing Director of Scudder Kemper
Thomas F. Sassi           Vice President            Managing Director of Scudder Kemper
Kurt R. Stalzer           Vice President            Managing Director of Scudder Kemper
Steven T. Stokes          Vice President            Managing Director of Scudder Kemper
Richard L. Vandenberg     Vice President            Managing Director of Scudder Kemper
Linda J. Wondrack         Vice President            Senior Vice President of Scudder Kemper
John R. Hebble            Assistant Treasurer       Senior Vice President of Scudder Kemper
Brenda Lyons              Assistant Treasurer       Vice President of Scudder Kemper
Maureen E. Kane           Assistant Secretary       Vice President of Scudder Kemper
Caroline Pearson          Assistant Secretary       Vice President of Scudder Kemper
Elizabeth C. Werth        Assistant Secretary       Vice President of Scudder Kemper

                                  [BACK COVER]

     For more information, please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-733-8481, ext. 429.

PROXY                            [NAME OF FUND]                            PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF YOUR FUND
              SPECIAL MEETING OF SHAREHOLDERS -- DECEMBER 16, 1998

   The undersigned hereby appoints Bruce H. Goldfarb, Kathryn L. Quirk, Thomas
F. McDonough and Daniel Pierce and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110, on Thursday, December 16, 1998 at 11:00 a.m., eastern time, and at any adjournments thereof.

   UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

   The Board members of your Fund, including those who are not affiliated with the Fund or Scudder Kemper Investments, Inc., recommend that you vote FOR each item.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.;

                      [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

2. For Kemper Global Income Portfolio, Kemper International Portfolio, Kemper-Dreman Financial Services Portfolio and Kemper-Dreman High Return Equity Portfolio only: to approve a new subsidiary agreement for each Fund with either Scudder Investments (U.K.) Limited or Dreman Value Management, L.L.C.

                      [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

3. To approve the revision of certain fundamental investment policies.

                      [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

   The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                                             Please sign exactly as your name or
                                             names appear. When signing as
                                             attorney, executor, administrator,
                                             trustee or guardian, please give
                                             your full title as such.

                                             -----------------------------------
                                                 (Signature of Shareholder)

                                             -----------------------------------
                                             (Signature of joint owner, if any)

                                             Dated  _______ , 1998

                                             PLEASE SIGN AND RETURN PROMPTLY IN
                                                     ENCLOSED ENVELOPE.

                                                   NO POSTAGE IS REQUIRED.